EXHIBIT 10.22




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                       THIRD AMENDMENT TO CREDIT AGREEMENT

      This Third Amendment to Credit Agreement (this "Amendment") is made and entered into effective as of December 20, 2013 (the "Effective Date"), by and between Synergy Resources Corporation, a Colorado corporation (the "Borrower"), each of the Lenders party to the Credit Agreement (as defined below) ("Lenders"), SunTrust Bank ("SunTrust"), KeyBank National Association ("Key Bank"), and Community Banks of Colorado, a division of NBH Bank, N.A., individually, as Issuing Bank and as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and is as follows:

                             Preliminary Statements

            A. Lenders, the Administrative Agent and the Borrower are parties to an Amended and Restated Credit Agreement dated as of November 28, 2012, as amended by that First Amendment dated as of February 12, 2013 (the "First Amendment") and that Second Amendment (the "Second Amendment") dated as of June 28, 2013 (as amended, the "Credit Agreement"). Capitalized terms which are used, but not defined, in this Amendment will have the meanings given to them in the Credit Agreement.

            B. The Borrower has requested that Lenders and the Administrative Agent make certain amendments to the Credit Agreement, all as more particularly set forth herein.

            C. Lenders and the Administrative Agent are willing to consent to such requests and so amend the Credit Agreement to reflect such modifications, all on the terms of this Amendment.

                             Statement of Amendment

      In consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, Lenders, the Administrative Agent, SunTrust, Key Bank and the Borrower hereby agree as follows:

       1. Amendments to Credit Agreement. Subject to the terms and provisions of this Amendment, the Credit Agreement is hereby amended as follows:

            (a) Section 1.01 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

            "Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. ss. 1 et seq.), as amended from time to time, and any successor statute, and any regulations promulgated thereunder.

            "Excluded Swap Obligations" means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the


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      grant of such security interest becomes effective with respect to such
      Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

            "Qualified ECP Guarantor" means, in respect of any Swap Obligation, each Guarantor that (a) has total assets exceeding $10,000,000 at the time any guaranty of obligations under such Swap Obligation or grant of the relevant security interest becomes effective or (b) otherwise constitutes an "eligible contract participant" under the Commodity Exchange Act and can cause another Person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

            "Swap Obligation" means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act.

            (b) The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

            "Approved Counterparty" means (a) any Lender or any Affiliate of a Lender, or (b) any other Person whose (y) credit rating assigned by Moody's or S&P (or their equivalent) to its unsecured long-term indebtedness is not lower than Baa3 or BBB-, respectively, or (z) obligations under any Hedging Agreement with the Borrower are guaranteed by an entity whose credit rating assigned by Moody's or S&P (or their equivalent) to its unsecured long-term indebtedness is not lower than Baa3 or BBB-, respectively.

            "Excepted Liens" means: (a) Liens for Taxes, assessments or other governmental charges or levies which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (b) Liens in connection with workers' compensation, unemployment insurance or other social security, old age pension or public liability obligations which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (c) statutory landlord's liens, operators', vendors', carriers', warehousemen's, repairmen's, mechanics', suppliers', workers', materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties each of which is in respect of obligations that are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) contractual Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization


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      and pooling declarations and agreements, area of mutual interest agreements, royalty agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, provided that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Borrower or any Subsidiary or materially impair the value of such Property subject thereto; (e) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by the Borrower or any of its Subsidiaries to provide collateral to the depository institution; (f) easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any Property of the Borrower or any Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, and Liens related to surface leases and surface operations, that do not secure any monetary obligations and which in the aggregate do not materially impair the use of such Property for the purposes of which such Property is held by the Borrower or any Subsidiary or materially impair the value of such Property subject thereto; (g) Liens on cash or securities pledged to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations and other obligations of a like nature incurred in the ordinary course of business; (h) judgment and attachment Liens not giving rise to an Event of Default; and (i) Liens arising from the debt associated with Secured Hedging Agreement, provided that any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceeding may be initiated shall not have expired and no action to enforce such Lien has been commenced; provided, further that Liens described in clauses (a) through (e) shall remain "Excepted Liens" only for so long as no action to enforce such Lien has been commenced and no intention to subordinate the first priority Lien granted in favor of the Administrative Agent and the Lenders is to be hereby implied or expressed by the permitted existence of such Excepted Liens.

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            "Fee Letter" means that that letter agreement dated October 11,
      2012, by and between the Borrower and the Administrative Agent, related to, among other things, the payment of certain fees by the Borrower, as amended by that letter agreement dated as of December 20, 2013, by and between the Borrower and the Administrative Agent.

            "Indebtedness" means any and all amounts owing or to be owing by the Borrower or any Guarantor (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising): (a) to the Administrative Agent, any Issuing Bank, any Lender or any Affiliate of a Lender, or any Secured Hedging Counterparty under any Loan Document; and (b) all renewals, extensions and/or rearrangements of any of the above; provided that solely with respect to any Guarantor that is not an "eligible contract participant" under the Commodity Exchange Act, Excluded Swap Obligations of such Guarantor shall in any event be excluded from "Indebtedness" owing by such Guarantor.

            "Required Lenders" means Lenders holding, in the aggregate, at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Revolving Credit Exposure, unless there is no outstanding Revolving Credit Exposure at such time, and in such case, then Lenders holding, in the aggregate, at least sixty-six and two-thirds percent (66 2/3%) of the existing Commitments at such time; provided, however, that under if any one Lender holds 66 2/3% of the outstanding Revolving Credit Exposure or of the existing Commitments, as applicable, then the Required Lenders shall mean such Lender and at least one other Lender.

            (c) Section 2.06(c) of the Credit Agreement is hereby amended by increasing the amount in clause (ii) from $150,000,000 to $300,000,000.

            (d) Clause (i) of Section 2.07(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "(i) If the Borrower or any Subsidiary novates, sells, assigns, unwinds, terminates, restructures, modifies, amends or otherwise affects ("Unwinds") any Borrowing Base Hedging Agreement, the Borrower shall promptly provide the Administrative Agent with written notice of such Unwind and the Borrowing Base then in effect shall automatically be reduced by an amount equal to the mark-to-market value (as determined by the Administrative Agent) of such Borrowing Base Hedging Agreement as of the date of such Unwind, if any, resulting from such event (which right shall be in addition to the Administrative Agent's right to request Interim Redetermination between each Scheduled Redetermination)."

            (e) Clause (b) of Section 5.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "(b) Capital Requirements. If any Change in Law regarding capital or liquidity requirements has the effect of reducing the rate of return on a Lender's or Issuing Bank's capital or on the capital of such Lender's or Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by any Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender's or Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or Issuing Bank's policies and the policies of such Lender's or Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay


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      to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender's or Issuing Bank's holding company for any such reduction suffered."

            (f) A new Section 8.19 of the Credit Agreement shall be added to
      Article VIII of the Credit Agreement in appropriate numerical order to read in full as follows:

            "Section 8.19 Commodity Exchange Act Keepwell Provisions. The Borrower hereby guarantees the payment and performance of all Indebtedness of each Guarantor and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Guarantor in order for such Guarantor to honor its obligations under its respective guaranty agreement including obligations with respect to Swap Obligations (provided, however, that the Borrower shall only be liable under this Section 8.19 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.19, or otherwise under this Agreement or any Loan Document, as it relates to such other Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of the Borrower under this Section 8.19 shall remain in full force and effect until all Indebtedness is paid in full to the Lenders, the Administrative Agent and all other Secured Parties, and all of the Lenders' Commitments are terminated. The Borrower intends that this Section 8.19 constitute, and this Section 8.19 shall be deemed to constitute, a "keepwell, support, or other agreement" for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act."

            (g) Section 9.18 of the Credit Agreement is hereby amended and restated in its entirety as follows:

      "Section 9.18  Hedging Agreements.

                  (a) The Borrower shall neither assign, terminate, unwind nor sell any Hedging Agreements listed on Schedule 7.20. The Borrower shall not enter into Hedging Agreements in respect of commodities other than Hydrocarbons. In the case of Hydrocarbons, the Borrower shall not enter into Hedging Agreements if the effect thereof would be to cause the notional volumes of all Hedging Agreements and additional fixed-price physical off-take contracts, in the aggregate, to exceed (i) 85% of the projected production from the Borrower's Proved Developed Producing Reserves reflected in the most recently completed Reserve Report for any month continuing through and including the date that is twelve (12) months following the effective date of each such Hedging Agreement, (ii) 70% of the projected production from the Borrower's Proved Developed Producing Reserves for any month beginning at the expiration of the period in clause
      (i) and continuing through and including the date that is twelve (12) months following such date, (iii) 60% of the projected production from the Borrower's Proved Developed Producing Reserves for any month beginning at the expiration of the period in clause (ii) and continuing through and including the date that is twelve (12) months following such date and (iv) 50% of the projected production from the Borrower's Proved Developed Producing Reserves for any month beginning at the expiration of the period


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      clause (iii) and continuing through and including the date that is twelve
      (12) months following such date (it being understood that any put contracts entered into for non speculative purposes shall not count against the above limitation). The Borrower shall not enter into Hedging Agreements converting interest rates. The Borrower shall not post any collateral to secure Hedging Agreements, except as contemplated by the Loan Documents in the case of a Secured Hedging Counterparty.

                  (b) In addition to the Hedging Agreements permitted under
      Section 9.18(a), if after the date of the latest Reserve Report the Borrower converts any of its Oil and Gas Properties (through drilling operations or otherwise) from Proved Developed Nonproducing Reserves or Proved Undeveloped Reserves (in each case, as shown in the latest Reserve Report) to Proved Developed Producing Reserves (such converted reserves being referred to herein as "Additional Proved Producing Reserves"), the Borrower may, but shall not be obligated to, provide the Administrative Agent with the Borrower's good faith estimated production forecast (which forecast shall be prepared showing monthly production numbers, a "Production Forecast") for the Additional Proved Producing Reserves. If the Borrower provides a Production Forecast to the Administrative Agent, the Borrower shall also provide the Administrative Agent with any other information requested by the Administrative Agent with respect to such Additional Proved Producing Reserves. Unless the Administrative Agent notifies the Borrower in writing within five Business Days of its receipt of a Production Forecast that the Administrative Agent is rejecting the Borrower's treatment of such reserves as Additional Proved Producing Reserves or is otherwise modifying the Borrower's production estimates set forth in the Production Forecast, the Borrower shall be permitted to enter into Hedging Agreements for up to 70% of the projected production from such Additional Proved Producing Reserves, but only with respect to that production that is forecasted in the Production Forecast to occur during the 12 month period beginning with the first month after the expiration of such 5-day period. The Additional Proved Producing Reserves shall be included in the next Reserve Report prepared in accordance with Section
      8.12 and, at such time, the Borrower shall be subject to the limitations on Hedging Agreements contemplated by Section 9.18 with respect to such Additional Proved Producing Reserves.

            (c) The limitations on Hedging Agreements set forth in this Section
      9.18 shall be calculated based upon barrels of oil or cubic feet of natural gas, as the case may be, as set forth in the relevant Reserve Report (in the case of Section 9.18(a)) or the Production Forecast (in the case of Section 9.18(b)) and shall not be based on barrel of oil equivalent (or BOE) computations."

            (h) Clause (c) of Section 10.02 of the Credit Agreement is hereby amended by inserting the following language immediately following clause (c), which shall read in its entirety as follows:

            "Notwithstanding the foregoing, amounts received from the Borrower or any Guarantor that is not an "eligible contract participant" under the Commodity Exchange Act shall not be applied to any Excluded Swap Obligations (it being understood, that in the event that any amount is


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      applied to Indebtedness other than Excluded Swap Obligations as a result of this this clause, the Administrative Agent shall make such adjustments as it determines are appropriate to distributions pursuant to clause fourth above from amounts received from "eligible contract participants" under the Commodity Exchange Act to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Indebtedness described in clause fourth above by the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Indebtedness pursuant to clause fourth above)."

            (i) Clause (b) of Section 12.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "(b) Neither this Agreement nor any provision hereof nor any Security Instrument nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Lenders or by the Borrower and the Administrative Agent with the consent of the Lenders; provided that no such agreement shall (i) increase the Commitment or the Maximum Credit Amount of any Lender without the written consent of such Lender, (ii) increase the Borrowing Base without the written consent of each Lender, decrease or maintain the Borrowing Base without the written consent of each Lender (other than any Defaulting Lender), or modify Section 2.07 in any manner without the consent of each Lender (other than any Defaulting Lender); provided that a Scheduled Redetermination may be postponed by the Lenders, (iii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, or reduce any other Indebtedness hereunder or under any other Loan Document, without the written consent of each Lender affected thereby, (iv) postpone the scheduled date of payment or prepayment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or any other Indebtedness hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone or extend the Termination Date without the written consent of each Lender affected thereby, (v) change Section 4.01(b) or Section 4.01(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (vi) waive or amend Section 3.04(c), Section 6.01, Section 8.14,
      Section 10.02(c) or Section 12.14, without the written consent of each Lender (other than any Defaulting Lender),(vii) release any Guarantor from its obligations under any guaranty agreement that relates to the Indebtedness, without the written consent of each Lender (other than any Defaulting Lender), (viii) release the Liens contemplated by any Security Instrument on all or substantially all of the collateral covered thereby (other than a release of Liens related to Oil and Gas Properties transferred in accordance with Section 9.11), without the written consent of each Lender (other than any Defaulting Lender) or (ix) change any of the provisions of this Section 12.02(b) or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or any other Loan Documents,


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      without the written consent of each Lender (other than any Defaulting
      Lender); provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or any Issuing Bank hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or such Issuing Bank, as the case may be. Notwithstanding the foregoing, any supplement to Schedule
      7.24 (Material Agreements) shall be effective simply by delivering to the Administrative Agent a supplemental schedule clearly marked as such and, upon receipt, the Administrative Agent will promptly deliver a copy thereof to the Lenders.

            (j) Annex I to the Credit Agreement is hereby amended and restated in its entirety to conform to Annex I attached hereto. The adjustment to each Lender's Applicable Percentage as set forth on Annex I attached hereto shall be effective as of the Increase Date (defined below) and each Lender's Applicable Percentage prior to the Increase Date shall be as set forth in Annex I to the Credit Agreement.

      2. Eligible Lenders. The parties to this Amendment agree that SunTrust and Key Bank are Eligible Lenders. Each of SunTrust and Key Bank hereby agrees that upon the execution of this Amendment, it shall become a party to the Credit Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Credit Agreement as though an original party thereto. From and after the date hereof, all references in the Credit Agreement and in all other Loan Documents to the "Lenders" shall be deemed to include SunTrust and Key Bank.

      3. Adjustments. On the Effective Date, the Borrower shall, in coordination with the Administrative Agent, repay the outstanding Loans of certain Lenders, and incur additional Loans from certain other Lenders, in each case to the extent necessary so that all of the Lenders participate in the Borrowings ratably on the basis of their respective Commitments (after giving effect to any adjustments contemplated by Section 1(j) hereof).

      4. Borrowing Base. In connection with the second Scheduled Redetermination contemplated by Section 2.07 of the Credit Agreement, the Administrative Agent, the Lenders and the Borrower have agreed that the Borrowing Base shall be increased to $90,000,000, which Borrowing Base adjustment shall be effective as of the later of December 20, 2013, or the satisfaction of the conditions set forth in Section 7 hereof (the "Increase Date").

      5. Reaffirmation of Security. The Borrower, Lenders and the Administrative Agent hereby expressly intend that this Amendment shall not in any manner (a) constitute the refinancing, refunding, payment or extinguishment of the Indebtedness evidenced by the existing Loan Documents; (b) be deemed to evidence a novation of the outstanding balance of the Indebtedness; or (c) replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Borrowing Base Properties. The Borrower ratifies and reaffirms any and all grants of Liens to Lenders and the Administrative Agent on the Borrowing Base Properties as security for the Indebtedness, and the Borrower acknowledges and confirms that the grants of the Liens to Lenders and the Administrative Agent on the Borrowing Base Properties: (i) represent continuing Liens on all of the Borrowing Base Properties, (ii) secure all of the Indebtedness, and (iii) represent valid, first and best Liens on all of the Borrowing Base Properties except to the extent of any Permitted Liens

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      6. Collateral Agent. The Borrower, Lenders and the Administrative Agent
hereby expressly authorize Community Banks of Colorado to serve as collateral agent (the "Collateral Agent") under any of the Security Instruments for the ratable benefits of Lenders, the Administrative Agent, any Secured Hedging Counterparties and the Collateral Agent and agree that any Lien granted to the Collateral Agent by the Borrower or any Guarantor to secure the Indebtedness shall be held by the Collateral Agent for the ratable benefit of Lenders, the Administrative Agent, any Secured Hedging Counterparties and the Collateral Agent. Community Banks of Colorado is further authorized to cause any Liens granted to it under the Security Instruments in its capacity as Administrative Agent to be transferred and conveyed to it in its capacity as Collateral Agent.

      7. Conditions Precedent. This Amendment will not become effective until the date on which each of the following conditions is satisfied:

            (a) The Borrower shall have executed and delivered to the Administrative Agent the Promissory Notes attached hereto as Exhibit A (the "Amendment Notes"). These Amendment Notes, to the extent that they are for the benefit of Lenders other than SunTrust and Key Bank, are issued in substitution for and replacement of, but not repayment of (i) those certain Amended and Restated Promissory Notes, dated as of June 28, 2013, issued by the Borrower in favor of those Lenders in connection with the Second Amendment, and (ii) that Promissory Note, dated as of June 28, 2013, issued by the Borrower in favor of Texas Capital Bank, N.A. in connection with the Second Amendment. The Amendment Notes shall constitute a "Note" as defined and described in the Credit Agreement. From and after the date hereof, all references in the Credit Agreement and in all other Loan Documents to the "Notes" shall be deemed to be references to the Amendment Notes.

            (b) The Administrative Agent shall have received counterparts of this Amendment from the Borrower and each of the Lenders.

            (c) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of this Amendment.

            (d) The Administrative Agent shall have received title information satisfactory to it on at least 80% (by NPV) of the total Proved Reserves attributable to the Oil and Gas Properties evaluated in such Reserve Report, with such 80% first being satisfied from Proved Developed Producing Reserves, next from Proved Developed Nonproducing Reserves and thereafter from Proved Undeveloped Reserves.

            (e) The Administrative Agent shall have received information and evidence satisfactory to it that the Mortgaged Properties represent at least 80% (by NPV) of the Oil and Gas Properties evaluated in the most recently completed Reserve Report, with such 80% first being satisfied from Proved Developed Producing, next from Proved Developed Nonproducing Reserves and thereafter from Proved Undeveloped Reserves.

            (f) No Default or Event of Default shall have occurred that is continuing.

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            (g) The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

      The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding.

      8. Representations. To induce Lenders and the Administrative Agent to accept this Amendment, the Borrower hereby represents and warrants to Lenders and the Administrative Agent as follows:

            (a) Power and Authority. The Borrower has full power and authority to enter into, and to perform its obligations under, this Amendment, and the execution and delivery of, and the performance of its obligations under and arising out of, this Amendment have been duly authorized by all necessary corporate action.

            (b) Legal, Valid and Binding Obligation. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

            (c) Continued Representations and Warranties. After giving effect to the amendments contained in this Amendment, the Borrower's representations and warranties contained in the Loan Documents are complete and correct as of the date of this Amendment with the same effect as though these representations and warranties had been made again on and as of the date of this Amendment, subject to those changes as are not prohibited by, or do not constitute Events of Default under, the Credit Agreement.

            (d) No Defenses. The Borrower has no defenses to payment, counterclaims, or right of set-off with respect to any Indebtedness existing as of the Effective Date.

            (e) No Events of Default. No Event of Default has occurred and is continuing.

            (f) Material Adverse Effect. The Borrower hereby affirms that no Material Adverse Effect has occurred

      9. First Amendment. The parties acknowledge and agree that the First Amendment was dated as of February 12, 2013 and that such date shall be the Effective Date (as such term is used in the First Amendment) for all purposes related to the First Amendment.

      10. Fees, Costs and Expenses. As a condition of this Amendment, the Borrower will (i) in connection with the execution and delivery of this Amendment, pay to the Administrative Agent (A) for the account of SunTrust, a commitment fee of $37,500, (B) for the account of Key Bank, a commitment fee of $37,500, and (C) for the account of the Administrative Agent, an Administrative Fee of $19,644.26, and (ii) reimburse the Administrative Agent's for all out of pocket expenses (including reasonable attorneys' fees) incurred in connection with this Amendment.

      11. Release. The Borrower, on its behalf and, as applicable, on behalf of the Borrower's officers, directors, shareholders, Affiliates, Subsidiaries, successors and assigns (collectively, the "Releasing Parties"), hereby represents and warrants that such Releasing Parties have no claims, counterclaims, setoffs, actions or causes of action, damages or liabilities of any kind or nature whatsoever, whether in law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, "Claims") against Lenders or the Administrative Agent, their direct or indirect Affiliates, or any of the foregoing's respective directors, officers, employees, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, "Lender Parties") to the extent that any such Claim directly or indirectly arises out of, is based upon or is in any manner connected with, any Prior Related Event. The Borrower, on its behalf and, as applicable, on behalf of the other Releasing Parties, voluntarily releases and forever discharges all Lender Parties from any and all Claims, whether known or unknown, to the extent that any such Claim directly or indirectly arises out of, is based upon or is in any manner connected with any Prior Related Event. "Prior Related Event" means any transaction, event, circumstance, action, failure to act, occurrence of any type or sort, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of: (a) any of the terms of any Loan Document or this Amendment, (b) any actions, transactions, matters or circumstances related hereto or to any Loan Document, (c) the conduct of the relationship between any Lender Party and the Borrower and its Subsidiaries, or (d) any other actions or inactions by any Lender Party, in each case on or prior to the Effective Date.

      12. Continuing Effect of Credit Agreement; Reaffirmation of Loan Documents. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment. Except as expressly amended hereby, all of the provisions of the Credit Agreement are ratified and confirmed. The existing Loan Documents, except as amended by this Amendment, shall remain in full force and effect, and each of them is hereby ratified and confirmed by the Borrower, Lenders and the Administrative Agent.

      13. One Agreement; References; Fax Signature. The Credit Agreement, as amended by this Amendment, will be construed as one agreement. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any Loan Document or any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and if so signed, (a) may be relied on by each party as if the document were a manually signed original and (b) will be binding on each party for all purposes.

      14. No Implied Consent or Waiver. This Amendment shall not be construed as consent to the departure from, or a waiver of the terms and conditions of, the Credit Agreement except as expressly set forth herein.

      15. Captions. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

      16. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

      17. Entire Agreement. This Amendment sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment. At no time shall the prior or subsequent course of conduct by the Borrower, Lenders or the Administrative Agent directly or indirectly limit, impair or otherwise adversely affect any of the parties' rights or remedies in connection with this Amendment or any of the documents, instruments and agreements executed in connection herewith, as Lenders, the Administrative Agent and the Borrower agree that this Amendment shall only be amended by written instruments executed by Lenders, the Administrative Agent and the Borrower. Except to the extent that the Loan Documents are expressly amended by this Amendment, if there is any conflict, ambiguity, or inconsistency, in the Administrative Agent's judgment, between the terms of this Amendment and any of the other Loan Documents, then the applicable terms and provisions, in the Administrative Agent's judgment, providing Lenders and the Administrative Agent with greater rights, remedies, powers, privileges, or benefits will control.

      18. Governing Law; Severability. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Colorado (without regard to its conflicts of law principles). If any term of this Amendment is found invalid under Colorado law or laws of mandatory application by a court of competent jurisdiction, the invalid term will be considered excluded from this Amendment and will not invalidate the remaining terms of this Amendment.

      19. WAIVER OF JURY TRIAL. THE BORROWER, LENDERS AND THE ADMINISTRATIVE AGENT EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                            [signature page follows]

      The parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

THE BORROWER:                             SYNERGY RESOURCES CORPORATION


                                          By:
                                                 ------------------------------
                                          Name:  Frank L. Jennings
                                          Title: Chief Financial Officer


ADMINISTRATIVE AGENT:                     COMMUNITY BANKS OF COLORADO,
                                          as Administrative Agent


                                          By:
                                                 -----------------------------
                                          Name:  Sarah Burchett
                                          Title: Vice President


LENDERS:                                  COMMUNITY BANKS OF COLORADO,
                                          as a Lender


                                          By:
                                                 ------------------------------
                                          Name:  Sarah Burchett
                                          Title: Vice President


                                          COBIZ BANK, A COLORADO CORPORATION,
                                          DBA COLORADO BUSINESS BANK,
                                          as a Lender


                                          By:
                                                 ------------------------------
                                          Name:  Douglas K. Derks
                                          Title: Senior Vice President

                                          AMEGY BANK NATIONAL ASSOCIATION,
                                          as a Lender


                                          By:
                                                 ------------------------------
                                          Name:  Kevin Donaldson
                                          Title: Senior Vice President



                                          TEXAS CAPITAL BANK, N.A.,
                                          as a Lender


                                          By:
                                                 ------------------------------
                                          Name:
                                          Title:


                                          SUNTRUST BANK,
                                          as a Lender


                                          By:
                                                 ------------------------------
                                          Name:  Scott Mackey
                                          Title: Director



                                          KEYBANK NATIONAL ASSOCIATION,
                                          as a Lender


                                          By:
                                                 ------------------------------
                                          Name:  Paul J. Pace
                                          Title: Senior Vice President

                                     ANNEX I
                         LIST OF MAXIMUM CREDIT AMOUNTS

                        Aggregate Maximum Credit Amounts


Name of Lender                     Applicable     Maximum Credit      Amount of
                                   Percentage         Amount      Commitment on the
                                                                    Effective Date
-------------------------------------------------------------------------------------

Community Banks of Colorado      27.7777777778%  $ 83,333,333.33   $ 25,000,000.00

Amegy Bank National Association  25.5555555556%  $ 76,666,666.67   $ 23,000,000.00

Texas Capital Bank, N.A.         18.8888888889%  $ 56,666,666.67   $ 17,000,000.00

CoBiz Bank, a Colorado           11.1111111111%  $ 33,333,333.33   $ 10,000,000.00
corporation, dba Colorado
Business Bank

SunTrust Bank, Inc.               8.3333333334%  $ 25,000,000.00    $ 7,500,000.00

Key Bank National Association     8.3333333334%  $ 25,000,000.00    $ 7,500,000.00

             TOTAL               100.0000000000% $ 300,000,000.00  $ 90,000,000.00


                                    EXHIBIT A

                                 [see attached]

RECORDING REQUESTED BY AND          )
                                    )
WHEN RECORDED RETURN TO:            )
                                    )
                                    )
                                    )
Charles Bybee                       )
                                    )
Faegre Baker Daniels LLP            )
                                    )
3200 Wells Fargo Center             )
                                    )
1700 Lincoln Street                 )
                                    )
Denver, Colorado, 80203             )
                                    )
______________________________________________________________________________


     SECOND AMENDED AND RESTATED DEED OF TRUST, MORTGAGE, FIXTURE FILING, ASSIGNMENT OF AS-EXTRACTED COLLATERAL, SECURITY AGREEMENT AND
                              FINANCING STATEMENT

                                      FROM

                         SYNERGY RESOURCES CORPORATION,

                                  AS BORROWER,

                                       TO

                          COMMUNITY BANKS OF COLORADO,

                                AS SECURED PARTY




______________________________________________________________________________

A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES FUTURE ADVANCES AND OBLIGATIONS ARISING FROM A REVOLVING CREDIT ARRANGEMENT (UP TO A MAXIMUM PRINCIPAL AMOUNT OF $325,000,000), AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS OIL AND GAS, AS-EXTRACTED COLLATERAL, AND THE ACCOUNTS RELATED THERETO, WHICH WILL BE FINANCED AT THE WELLHEADS OF THE WELL OR WELLS LOCATED ON THE PROPERTIES DESCRIBED AS THE MORTGAGED PROPERTY HEREIN. THIS INSTRUMENT COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL/IMMOVABLE PROPERTY DESCRIBED HEREIN, AND IT IS TO BE FILED FOR RECORD AS A FIXTURE FILING, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE RECORDERS OF THE COUNTIES LISTED ON EXHIBIT A HERETO.

BORROWER HAS AN INTEREST OF RECORD IN THE REAL ESTATE AND IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN SECTION 1.01 OF THIS INSTRUMENT.

                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I Grant of Lien and Obligations Secured..............................3

   Section 1.01  Grant of Liens..............................................3
   Section 1.02  Grant of Security Interest..................................6
   Section 1.03  Real Property in Weld County Colorado.......................7
   Section 1.04  Real Property in Boulder County Colorado....................7
   Section 1.05  Obligations Secured.........................................7
   Section 1.06  Fixture Filing, As-extracted Collateral, Etc................9
   Section 1.07  Pro Rata Benefit............................................9
   Section 1.08  Defined Terms...............................................9
   Section 1.09  Certain Definitions........................................10

ARTICLE II Assignment of As-Extracted Collateral............................10

   Section 2.01  Assignment.................................................10
   Section 2.02  No Modification of Payment Obligations.....................11
   Section 2.03  Rights of Producers........................................11

ARTICLE III Representations, Warranties and Covenants.......................12

   Section 3.01  Title......................................................12
   Section 3.02  Perfected Liens; Defend Title; Further Assurances..........12
   Section 3.03  Further Assurances.........................................13
   Section 3.04  Not a Foreign Person.......................................14
   Section 3.05  Power to Create Lien and Security..........................14
   Section 3.06  Revenue and Cost Bearing Interest..........................14
   Section 3.07  Rentals Paid; Leases in Effect.............................14
   Section 3.08  Operation of Mortgaged Property, Etc.......................14
   Section 3.09  Operation By Third Parties.................................15
   Section 3.10  Abandon, Sales.............................................15
   Section 3.11  Instruments and Chattel Paper..............................15
   Section 3.12  Limitations  on  Modifications,  Waivers,  Extensions  of
                 Agreements Giving Rise to Accounts.........................16
   Section 3.13  Insurance..................................................16
   Section 3.14  Further Identification of Collateral.......................16
   Section 3.15  Failure to Perform.........................................16

ARTICLE IV Rights and Remedies..............................................17

   Section 4.01  Event of Default...........................................17
   Section 4.02  Foreclosure by Advertisement and Sale......................17
   Section 4.03  Collections on Accounts, Etc...............................20
   Section 4.04  Proceeds...................................................21

   Section 4.05  Agents.....................................................21
   Section 4.06  Judicial Foreclosure; Receivership.........................21
   Section 4.07  Foreclosure for Installments...............................22
   Section 4.08  Separate Sales.............................................22
   Section 4.09  Possession of Mortgaged Property and Collateral............22
   Section 4.10  Remedies Cumulative, Concurrent and Nonexclusive...........23
   Section 4.11  No Release of Obligations..................................23
   Section 4.12  No Impairment of Security..................................23
   Section 4.13  Release of and Resort to Collateral........................24
   Section 4.14  Waiver of Redemption,  Notice and  Marshalling of Assets,
                 Etc........................................................24
   Section 4.15  Discontinuance of Proceedings..............................24
   Section 4.16  Application of Proceeds....................................25
   Section 4.17  Resignation of Operator....................................25
   Section 4.18  Indemnity..................................................25
   Section 4.19  Secured Party Not "Secured Party-In-Possession"............26

ARTICLE V Attorney-in-Fact..................................................26

   Section 5.01  Secured Party Attorney-In-Fact.............................26

ARTICLE VI Miscellaneous....................................................27

   Section 6.01  Instrument Construed as Mortgage, Etc; Perpetuities........27
   Section 6.02  Release of Mortgage........................................27
   Section 6.03  Severability...............................................27
   Section 6.04  Partial Releases...........................................27
   Section 6.05  Successors and Assigns of Parties..........................27
   Section 6.06  Satisfaction of Prior Encumbrance..........................27
   Section 6.07  Subrogation of Secured Party...............................28
   Section 6.08  Nature of Covenants........................................28
   Section 6.09  Notices....................................................28
   Section 6.10  Counterparts...............................................28
   Section 6.11  Governing Law..............................................28
   Section 6.12  Exculpation Provisions.....................................29
   Section 6.13  Terms Generally; Rules of Construction.....................29
   Section 6.14  Recording..................................................30
   Section 6.15  Application of Payments to Certain Obligations.............30
   Section 6.16  Financing Statement; Fixture Filing........................30




  Exhibit A.      Hydrocarbon Property

              SECOND AMENDED AND RESTATED DEED OF TRUST, MORTGAGE,
             FIXTURE FILING, ASSIGNMENT OF AS-EXTRACTED COLLATERAL,
                   SECURITY AGREEMENT AND FINANCING STATEMENT


      This SECOND AMENDED AND RESTATED DEED OF TRUST, MORTGAGE, FIXTURE FILING, ASSIGNMENT OF AS-EXTRACTED COLLATERAL, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Agreement") dated as of December 20, 2013 (the "Effective Date") is from SYNERGY RESOURCES CORPORATION, a Colorado corporation ("Borrower"), and to the Public Trustee of Weld County, Colorado (the "Weld Trustee") and to the Public Trustee of Boulder County, Colorado (the "Boulder Trustee" and together with the Weld Trustee, the "Trustees" and each "Trustee") and to and for the benefit of COMMUNITY BANKS OF COLORADO, a division of NBH Bank, N.A., as Collateral Agent ("Secured Party"), for the benefit of itself and the Secured Creditors (as defined below).

                               R E C I T A L S:
                               ---------------

      A.....Borrower and Community Banks of Colorado formerly known as Bank of
Choice, a division of Bank Midwest, N.A. (in its capacity as lender under the Existing Credit Agreement, the "Predecessor Lender"), previously entered into that certain Loan Agreement effective November 30, 2011, as amended by that Amendment #1 to Loan Agreement, dated as of April 23, 2012 and by that Amendment #2 to Loan Agreement, dated as of October 18, 2012 (as amended, supplemented and modified prior to the date of this Agreement, the "Predecessor Credit Agreement"), pursuant to which the Predecessor Lender made loans and other extensions of credit to Borrower.

      B.....The indebtedness, obligations and liabilities of Borrower arising under the Predecessor Credit Agreement and the other Loan Documents (solely in this instance, as defined in the Predecessor Credit Agreement) (the "Predecessor Obligations"), were secured by, among other things, that certain Deed of Trust, Mortgage, Security Agreement, Financing Statement and Fixture Filing, dated as of November 30, 2011, as amended by that Amendment of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of April 23, 2012 and by that Amendment of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of October 18, 2012 (as amended before the date of this Agreement, the "Predecessor Mortgage"), by which Borrower granted liens on and security interests in certain properties to the Predecessor Lender, including the Collateral (defined below).

      C.....Borrower, the Lenders (as defined in the Credit Agreement), and
Community Banks of Colorado, in its capacity as administrative agent (the "Administrative Agent"), amended and restated the Predecessor Credit Agreement as of November 28, 2012 (such agreement, the "Existing Credit Agreement") which amended and restated in its entirety the Predecessor Credit Agreement to provide, among other things: the appointment of Administrative Agent as administrative agent, the refinancing of the Predecessor Credit Agreement, and for the extension of credit for general corporate purposes of Borrower, including, without limitation, working capital and capital expenditures related to the acquisition, development and production of oil and gas properties.

      D.....The Existing Credit Agreement has been amended by that First
Amendment, dated as of February 12, 2012, that Second Amendment, dated as of June 28, 2013 and that Third Amendment dated as of December 20, 2013 (the "Third Amendment"; and the Existing Credit Agreement, as modified, amended, supplemented or restated from time to time, the "Credit Agreement"). The indebtedness, obligations and liabilities of Borrower arising under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) shall be referred to as the "Existing Obligations".

      E.....Effective as of November 28, 2012, the parties hereto acknowledge and agree that (a) the Predecessor Mortgage was amended and restated as set forth in that Amended and Restated Deed of Trust, Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of November 28, 2012, and recorded in the office of the clerk and recorder for (i) Weld County, Colorado, on December 3, 2012, at Reception Number 3892604, and (ii) Boulder County, Colorado, on December 3, 2012, at Reception Number 03271548 (as amended, supplemented, restated or otherwise modified from time to time, the "Existing Mortgage"). The Existing Mortgage was amended by that First Amendment of Amended and Restated Deed of Trust, Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated June 28, 2013, and recorded in the office of the clerk and recorder for Weld County, Colorado, on July 3, 2013, at Reception Number 3945393. In connection with the Existing Mortgage, (i) the Predecessor Obligations were not satisfied or extinguished but rather were carried forward as set forth in the Credit Agreement and Notes executed pursuant thereto, (ii) the liens created and evidenced by the Predecessor Mortgage were not released, extinguished or otherwise impaired, but continued to secure the Existing Obligations with the same priority of lien and (iii) Borrower granted liens on and security interests in certain properties to the Administrative Agent, including the Collateral.

      F.....Borrower, the Lenders BP Energy Company, the Administrative Agent,
and Community Banks of Colorado in its capacity as collateral agent (the "Collateral Agent") for the benefit and on behalf of the Secured Parties (as defined therein) have entered into that Collateral Agency and Intercreditor Agreement, dated as of December 20, 2013 (the "Intercreditor Agreement").

      G.....Borrower and certain Secured Hedging Counterparties have or may enter into certain Secured Hedging Agreements (collectively, the "Secured Hedging Agreements"). The Credit Agreement, the Secured Hedging Agreements and the other Loan Documents are collectively referred to herein as the "Secured Transaction Documents").

      H.....Secured Party and the other Secured Creditors have conditioned their obligations under the Secured Transaction Documents upon the execution and delivery by Borrower of this Agreement, and Borrower has agreed to enter into this Agreement to secure the Obligations as defined herein.

      I.....Effective as of the date hereof, the parties hereto acknowledge and agree that (a) the Existing Mortgage is being amended and restated as set forth in this Agreement, (b) the Existing Obligations are not being satisfied or extinguished but rather are being carried forward as set forth in the Credit Agreement and Notes executed thereto, and (c) the liens created and evidenced by the Existing Mortgage shall not be released, extinguished or otherwise impaired, but shall continue to secure such carried forward indebtedness and obligations with the same priority of lien.

      J.....In connection with Secured Party's appointment as collateral agent hereunder and under the Intercreditor Agreement, the Administrative Agent has agreed to assign all liens and security interests securing the payment of the Existing Obligations, including, without limitation, the Existing Mortgage, to Secured Party in its capacity as Collateral Agent for the ratable benefit of each Lender (as provided in the Credit Agreement) and the other Secured Creditors.

      K.....In furtherance of the foregoing, (a) the Lenders, the Administrative
Agent Secured Party and Borrower desire to provide for the assignment of record of all right, title and interest of the Administrative Agent in, to and under the Existing Mortgage, to Secured Party in its capacity as Collateral Agent for the ratable benefit of each Lender (as provided in the Credit Agreement) and the other Secured Creditors, and (b) Secured Party and Borrower desire to amend and restate the Existing Mortgage to evidence and reflect the assignment of certain of the rights and obligations of the Administrative Agent under the Existing Mortgage to Secured Party in its capacity as Collateral Agent for the ratable benefit of each Lender (as provided in the Credit Agreement) and the other Secured Creditors and the inclusion of certain properties as additional Mortgaged Property to secure the payment and performance of the Obligations (as defined below), including, without limitation, the obligations and indebtedness otherwise described in the Existing Mortgage and the Credit Agreement.

      L.....Now, therefore, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby agrees with Secured Party as follows:

                                    ARTICLE I
                      Grant of Lien and Obligations Secured

            Grant of Liens. To secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as defined herein) and the performance of the covenants and obligations herein contained, Borrower does by these presents hereby GRANT, BARGAIN, SELL, ASSIGN, MORTGAGE, TRANSFER and CONVEY unto Secured Party, WITH POWER OF SALE and right of entry and possession for the use and benefit of Secured Party and the Secured Creditors, the real and personal property, rights, titles, interests and estates described in Section 1.01(a) through (h) (collectively called the "Mortgaged Property"):

            (a) All rights, titles, interests and estates now owned or hereafter acquired by Borrower (including all royalty, net revenue and working interests) in and to (1) the oil and gas leases and/or oil, gas, other liquid or gaseous hydrocarbon leases, and other mineral leases and other interests and estates and lands and premises covered or affected thereby which are described on Exhibit A hereto (the "Subject Leases"), and (2) the wells (whether oil, gas or otherwise) identified on Exhibit A (the "Subject Wells") together with all lands that are located within the Spacing Unit (as defined below) for each Subject Well (all such rights, titles and estates described in this clause (a) being collectively referred to as the "Hydrocarbon Property").

            (b) All rights, titles, interests and estates now owned or hereafter acquired by Borrower in and to (1) the properties now or hereafter pooled or unitized with the Hydrocarbon Property; (2) all presently existing or future unitization, communitization, spacing, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any federal, state or other governmental body or agency having jurisdiction and any units created solely among working interest owners pursuant to operating agreements or otherwise) which pertain to all or any portion of the Hydrocarbon Property; (3) all operating agreements, production sales or other contracts, farmout agreements, farm-in agreements, area of mutual interest agreements, water use agreements, CO2 purchase agreements, transportation agreements, equipment leases and other agreements but only to the extent they specifically relate to any of the Hydrocarbon Property or interests in the Hydrocarbon Property or to the production, sale, purchase, exchange, processing, injection, extraction, handling, storage, transporting or marketing of the Hydrocarbons (as hereinafter defined) from or attributable to such Hydrocarbon Property or interests; (4) all geological, geophysical, engineering, accounting, title, legal and other technical or business data concerning the Hydrocarbon Property, which are in the possession of Borrower or in which Borrower can grant a security interest, and all books, files, records, magnetic media, computer records and other forms of recording or obtaining access to such data; and (5) the Hydrocarbon Property even though Borrower's interests therein be incorrectly described or a description of a part or all of such Hydrocarbon Property or Borrower's interests therein be omitted; it being intended by Borrower and Secured Party herein to cover and affect hereby all interests which Borrower may now own or may hereafter acquire in and to the Hydrocarbon Property.

            (c) All of Borrower's rights, titles and interests in and to all easements, rights-of-way, or similar property interests or surface rights related to the Subject Leases or the Spacing Units associated with the Subject Wells, and all related licenses and permits, together with all present and future rights, titles, easements and estates now owned or hereafter acquired by Borrower under or in connection with such interests (all of which properties described in this Section 1.01(c) are referred to collectively as the "Surface Rights").

            (d) All rights, titles, interests and estates now owned or hereafter acquired by Borrower in and to all oil, gas, casinghead gas, drip gas, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom (collectively called the "Hydrocarbons"), in and under and which may be produced and saved from or attributable to the Hydrocarbon Property, the lands spaced, pooled or unitized therewith and Borrower's interests therein, including Borrower's interests in all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbon Property, the lands spaced, pooled or unitized therewith and Borrower's interests therein which are subjected to the Liens and security interests of this Agreement and including specifically all Liens and security interests in such Hydrocarbons securing payment of proceeds resulting from the sale of Hydrocarbons.

            (e) All tenements, hereditaments, appurtenances and properties in any way appertaining, belonging, affixed or incidental to the Hydrocarbon Property and the Surface Rights, rights, titles, interests and estates described or referred to in Section 1.01(a) through (c), which are now owned or which may hereafter be acquired by Borrower, including any and all property, real or personal, immovable or movable, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of such Hydrocarbon Property or the lands pooled or unitized therewith and the Surface Rights (excluding drilling rigs, trucks, automotive equipment or other personal property which may be taken to the premises for the purpose of drilling a well or for other similar temporary uses) and including Borrower's interest (if any) in any and all oil wells, gas wells, injection wells or other wells, buildings, structures, field separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering systems, field gathering systems, salt water disposal facilities, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, steam generation facilities, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties.

            (f) Any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the Lien and security interest hereof by Borrower or by anyone on Borrower's behalf; and Secured Party is hereby authorized to receive the same at any time as additional security hereunder.

            (g) All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by Borrower in and to the Hydrocarbon Property rights, titles, interests and estates and every part and parcel thereof, including the Hydrocarbon Property rights, titles, interests and estates as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or Liens to which any of the Hydrocarbon Property rights, titles, interests or estates are subject; all rights of Borrower to Liens and security interests securing payment of proceeds from the sale of production from the Mortgaged Property; together with any and all renewals and extensions of any of the Hydrocarbon Property rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by Borrower in and to the Hydrocarbon Property rights, titles, interests or estates.

          (h) All property of every kind and character which Borrower has or at any time hereafter acquires, whether real or personal property, tangible or intangible, or mixed, all other interests of every kind and character in and to the types and items of property and interests described in Section 1.01(a) through (g) preceding to the extent such properties are used or useful in connection with the Hydrocarbon Properties, and the proceeds and products of all of the foregoing, whether now owned or hereafter acquired, including, without limitation:

                  (i) All present and future personal property which is used or useful in connection with the Hydrocarbon Property;

                  (ii) All present and future increases, profits, combinations, reclassifications, improvements and products of, accessions, attachments and other additions to, tools, parts and equipment used in connection with, and substitutes and replacements for, all or any part of the property and interests described above;

                  (iii) All present and future As-extracted collateral,
            Accounts, Goods, Equipment, Inventory, contract rights, General Intangibles (including, without limitation, rights in and under any hedging agreements), Chattel Paper, Documents, Instruments, Fixtures, Letter-of-Credit Rights (whether or not the letter of credit is evidenced by a writing), all books and records pertaining to the Hydrocarbon Property, Deposit Accounts (other than payroll, withholding tax and other fiduciary Deposit Accounts), Commodity Accounts, Hydrocarbons, cash and noncash Proceeds, and other rights and other Supporting Obligations arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds or unearned insurance premiums payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other person or entity with respect to, all or any part of the Hydrocarbons or the Hydrocarbon Property;

      TO HAVE AND TO HOLD the Mortgaged Property unto Secured Party and its successors and assigns, for the use and benefit of the Secured Creditors, to secure the payment of the Obligations and to secure the performance of the covenants, agreements, and obligations of Borrower herein contained.

      Notwithstanding any provision in this Deed of Trust to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of "Mortgaged Property" and no Building or Manufactured (Mobile) Home is hereby encumbered by this Deed of Trust.

      Any fractions or percentages specified on Exhibit A hereto in referring to Borrower's interests are solely for purposes of the warranties made by Borrower pursuant to ARTICLE III hereof and shall in no manner limit the quantum of interest affected by this Section 1.01 with respect to any Hydrocarbon Property or with respect to any unit or well identified on such Schedules.

            Grant of Security Interest. Without limitation of the foregoing grants, to secure the Obligations, Borrower hereby grants to Secured Party a security interest in and to all of Borrower's right, title and interest in and to that portion of the Mortgaged Property consisting of property for which a security interest may be granted under Article 9 of the Uniform Commercial Code (including, without limitation, personal property and fixtures), now owned or at any time hereafter acquired by Borrower or in which Borrower now has or at any time in the future may acquire any right, title or interest and whether now existing or hereafter coming into existence (collectively, the "Collateral") as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

            Real Property in Weld County Colorado. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrower, and the matters hereinafter set forth, Borrower hereby irrevocably grants bargains, sells assigns, transfers and conveys to the Weld Trustee, with POWER OF SALE, for the benefit of Secured Party, and to Secured Party, with POWER OF SALE, that part of the Mortgaged Property that is real property located in Weld County, Colorado (including any fixtures that are real property under applicable state law); TO HAVE AND TO HOLD all of the Mortgaged Property that is real property located in Weld County, Colorado (including any fixtures that are real property under applicable state law), together with all of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or pertaining thereto, to the Weld Trustee and its successors and assigns, forever IN TRUST, NEVERTHELESS, for the security and benefit of Secured Party and its successors and assigns and to Secured Party and its successors and assigns, subject to the terms, conditions, covenants, agreements and trusts herein set forth.

            Real Property in Boulder County Colorado. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrower, and the matters hereinafter set forth, Borrower hereby irrevocably grants bargains, sells assigns, transfers and conveys to the Boulder Trustee, with POWER OF SALE, for the benefit of Secured Party, and to Secured Party, with POWER OF SALE, that part of the Mortgaged Property that is real property located in Boulder County, Colorado (including any fixtures that are real property under applicable state law); TO HAVE AND TO HOLD all of the Mortgaged Property that is real property located in Boulder County, Colorado (including any fixtures that are real property under applicable state law), together with all of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or pertaining thereto, to the Boulder Trustee and its successors and assigns, forever IN TRUST, NEVERTHELESS, for the security and benefit of Secured Party and its successors and assigns and to Secured Party and its successors and assigns, subject to the terms, conditions, covenants, agreements and trusts herein set forth.

            Obligations Secured. This Agreement is executed and delivered by Borrower to secure and enforce the following (collectively, the "Obligations"):

            (a) All Indebtedness, obligations and liabilities, whether now in existence or hereafter arising, whether by acceleration or otherwise, of Borrower, arising out of or under the Credit Agreement and each other Loan Document to which Borrower is a party, including, without limitation all Indebtedness evidenced by all promissory notes executed by Borrower pursuant to the Credit Agreement and all notes given in substitution for the foregoing promissory notes, or in modification, renewal or extension thereof, in whole or in part (such promissory notes, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal, rearrangement or extension thereof, in whole or in part, being hereafter collectively called the "Notes"), together with interest, collection fees and attorneys' fees, all as provided in the Credit Agreement and the Loan

      Documents, whether such Notes are held by the original payees thereunder or by any assignee or successor of any of said initial payees.

            (b) All Indebtedness, obligations and liabilities, whether now in existence or hereafter arising, whether by acceleration or otherwise, in respect of all Letters of Credit issued pursuant to the Credit Agreement and all reimbursement obligations in respect thereof;

            (c) All additional loans or advances made by the Lenders to or for the benefit of Borrower pursuant to the Credit Agreement or any other Loan Document (it being contemplated that the Lenders may lend additional sums to Borrower pursuant to the Credit Agreement from time to time, and Borrower agrees that any such additional loans shall be secured by this Agreement).

            (d) All Indebtedness, obligations and liabilities of Borrower under any Secured Hedging Agreement (including, without limitation, any amounts payable in respect of a liquidation of, an acceleration of obligations under, or an early termination of, such Secured Hedging Agreement, and any unpaid amounts owing in respect thereof), but excluding any additional transactions or confirmations entered into after any Secured Hedging Counterparty to whom such obligations are owed ceases to be a Secured Hedging Counterparty.

            (e) Any sums which may be advanced or paid by Secured Party or the Lenders under the terms hereof or of the Credit Agreement or other Loan Documents on account of the failure of Borrower to comply with the covenants of Borrower contained herein, or the failure of Borrower to comply with the covenants of Borrower contained in the Credit Agreement or any other Loan Documents; and all other indebtedness of Borrower to the Secured Creditors arising pursuant to the provisions of this Agreement, including penalties, indemnities, reasonable legal and other fees, charges and expenses, and amounts advanced and expenses incurred in order to preserve any collateral or security interest, whether due after acceleration or otherwise.

            (f) All interest (including, without limitation, interest accruing at any post-default rate and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) in respect of all of the Obligations described in this Section 1.05 and all costs of collection and reasonable attorneys' fees, all as provided herein and in the other Loan Documents.

            (g) Punctual performance when due of all present and future obligations, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired, of Borrower under any Security Instruments or this Agreement to Secured Party or any other Secured Creditor.

            (h) To the extent not otherwise included, payment and performance of all Indebtedness.

            (i) All renewals, extensions, amendments and changes of, or substitutions or replacements for, all or any part of the Obligations described under paragraphs (a) through (h) in this Section 1.05.

            Fixture Filing, As-extracted Collateral, Etc. Without in any manner limiting the generality of any of the other provisions of this Agreement: (i) some portions of the goods described or to which reference is made herein are or are to become fixtures on the land described or to which reference is made herein or on any Exhibit attached hereto; (ii) the security interests created hereby under applicable provisions of the Uniform Commercial Code will attach to the Hydrocarbons as and when they constitute As-extracted collateral, or the Accounts resulting from the sale thereof at the wellhead or minehead located on the land described or to which reference is made herein; (iii) this Agreement is to be filed of record in the real estate records of the County in which the Mortgaged Property is located as a financing statement and a fixture filing; and
(iv) Borrower is the record owner of the real estate or interests in the real estate comprising the Mortgaged Property. A carbon, photographic, facsimile or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement for any of the purposes referred to in this Section 1.06.

            Pro Rata Benefit. This Agreement is executed and granted for the pro rata benefit and security of the Secured Party, the other Secured Creditors, and any and all future holders of an interest in the Obligations and the interest thereon for so long as same remain unpaid and thereafter for so long as any Secured Creditor (or any Affiliate) has any obligations under the Credit Agreement or any other Loan Documents to lend money or issue Letters of Credit in favor of Borrower or has any obligations under any Secured Hedging Agreements (including those described in Section 1.05) or until the Liens hereby created are released by Secured Party or such other Secured Creditor; it being understood and agreed that possession of any Notes at any time by Borrower shall not by itself extinguish the Obligations, such Notes or this Agreement securing payment thereof, and Borrower shall have the right to issue and reissue any of the Notes from time to time as convenience may require, without in any manner extinguishing or affecting the Obligations, the obligations under any of the Notes, or the security of this Agreement.

            Defined Terms. Each capitalized term used in this Agreement and not defined in this Agreement shall have the meaning assigned such term in the Credit Agreement, and if not therein defined, such capitalized term shall have the meaning assigned such term in the Uniform Commercial Code. Terms used herein that are defined in the Uniform Commercial Code shall have the same meaning in this Agreement. As used herein, "Uniform Commercial Code" means the Uniform Commercial Code presently in effect in the State of Colorado, as the same may be amended from time to time, and any successor statute thereto, except to the extent that the Uniform Commercial Code of some other jurisdiction applies mandatorily.

            Certain Definitions. For all purposes of this Agreement, the following term shall have the meaning set forth below:

            "Flood Insurance Regulations" means (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of 1994

(amending 42 USC ss. 4001, et seq.), as the same may be amended or recodified from time to time, and (d) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

            "Secured Creditors" means the Administrative Agent, the Collateral Agent, the Lenders and any Secured Hedging Counterparty.

            "Spacing Unit" means the drilling unit established for each Subject Well prior to the commencement of drilling operations, which drilling unit shall comply with any applicable rules and regulations of the Colorado Oil and Gas Conservation Commission and the relevant operating agreement.

                                   ARTICLE II
                      Assignment of As-Extracted Collateral

            Section 2.01  Assignment.

            (a) As security for payment and performance of the Obligations, Borrower does hereby absolutely and unconditionally assign, transfer, convey and grant a security interest unto Secured Party, its successors and assigns (for the benefit of Secured Party and the other Secured Creditors), in and to:

                  (i) all of its As-extracted collateral located in or relating to any Hydrocarbon Property located in any county where this Agreement is filed, including all As-extracted collateral relating to the Hydrocarbon Property, the Hydrocarbons and all products obtained or processed therefrom;

                  (ii) the revenues and proceeds now and hereafter attributable to such Hydrocarbon Property, including the Hydrocarbons, and said products and all payments in lieu, such as "take or pay" payments or settlements; and

                  (iii) all amounts and proceeds hereafter payable to or to
            become payable to Borrower or now or hereafter relating to any part of the subject interests described in (i) and (ii) above, and all amounts, sums, monies, revenues and income which become payable to Borrower from, or with respect to, any of the Mortgaged Property, present or future, now or hereafter constituting a part of the Mortgaged Property.

            (b) Following the occurrence and during the continuation of an Event of Default, Borrower agrees to perform all such acts, and to execute all such further assignments, transfers and division orders, and other instruments as may be required or desired by Secured Party in order to have said proceeds and revenues so paid to Secured Party. In addition to any and all rights of a secured party under Sections 9-607 and 9-609 of the Uniform Commercial Code, following the occurrence and during the continuation of an Event of Default, Secured Party is fully authorized to receive said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of Borrower or Secured Party for the account of Borrower received from or in connection with said revenues or proceeds and to hold the proceeds thereof in a bank account as additional collateral securing the Obligations; and to execute transfer and division orders in the name of Borrower, or otherwise, with warranties binding Borrower. During the continuation of an Event of Default, all proceeds received by Secured Party pursuant to this grant and assignment shall be at Secured Party's sole discretion either remitted to Borrower or applied as provided in the Credit Agreement and the Intercreditor Agreement. Secured Party shall not be liable for any delay, neglect, or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder; but, following the occurrence and during the continuation of an Event of Default, Secured Party shall have the right, at its election, in the name of Borrower or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by Secured Party in order to collect such funds and to protect the interests of Secured Party, and/or Borrower, with all costs, expenses and reasonable attorneys' fees incurred in connection therewith being paid by Borrower. Borrower hereby appoints Secured Party as its attorney-in-fact to pursue any and all rights of Borrower to Liens on and security interests in the Hydrocarbons securing payment of proceeds of runs attributable to the Hydrocarbons. In addition to the rights granted to Secured Party in Section 1.01 of this Agreement, Borrower hereby further transfers and assigns to Secured Party any and all such Liens, security interests, financing statements or similar interests of Borrower attributable to its interest in the Hydrocarbons and proceeds of runs therefrom arising under or created by any statutory provision, judicial decision or otherwise. The power of attorney granted to Secured Party in this Section 2.01, being coupled with an interest, shall be irrevocable so long as the Obligations or any part thereof remains unpaid. Until such time as an Event of Default has occurred and is continuing, Secured Party hereby grants to Borrower a license to sell such Hydrocarbons and receive proceeds from the sale of Hydrocarbons, which license shall automatically terminate upon such Event of Default and for so long as the same continues.

            No Modification of Payment Obligations. Nothing herein contained shall modify or otherwise alter the obligation of Borrower to make prompt payment of all principal and interest owing on the Obligations when and as the same become due regardless of whether the proceeds of the Hydrocarbons are sufficient to pay the same and the rights provided in accordance with the foregoing assignment provision shall be cumulative of all other security of any and every character now or hereafter existing to secure payment of the Obligations. Nothing in this ARTICLE II is intended to be an acceptance of collateral in satisfaction of the Obligations.

            Rights of Producers. As security for payment and performance of the Obligations, Borrower hereby grants, sells, assigns, sets over and mortgages unto Secured Party during the term hereof, all of Borrower's rights and interests (if any) pursuant to any provision of applicable law granting producers of oil and gas a lien on the oil and gas produced by them and on the resulting accounts receivable, hereby vesting in Secured Party all of Borrower's rights as an interest owner to the continuing security interest in and lien upon the Mortgaged Property.

                                   ARTICLE III
                  Representations, Warranties and Covenants

      Borrower hereby represents, warrants and covenants as follows:

            Title. To the extent of the undivided interests specified on any Exhibit attached hereto, Borrower has good and defensible title to, or a valid and enforceable leasehold interest in, all the real property included in the Mortgaged Property, and good title to, or a valid leasehold interest in, all personal property included in the Mortgaged Property. The Mortgaged Property is free of any and all Liens except Liens allowed by the Credit Agreement, if any. Borrower is the legal and beneficial owner of the Collateral free and clear of any and all Liens except Liens allowed in the Credit Agreement, if any. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of Secured Party, for its benefit and the ratable benefit of the Secured Creditors, pursuant to this Agreement, the Security Instruments or as are filed to secure Liens permitted by the Credit Agreement.

            Section 3.02  Perfected Liens; Defend Title; Further Assurances.

            (a) This Agreement is, and during the term hereof will be kept, a direct first priority Lien and security interest upon the real and personal property presently constituting the Mortgaged Property. The security interests granted in the Collateral pursuant to this Agreement upon the filing of financing statements in the appropriate offices in the appropriate jurisdictions (which filings have been delivered to Secured Party in completed form) will constitute valid perfected security interests in all of the Collateral in favor of Secured Party, for the ratable benefit of the Secured Creditors, as collateral security for the Obligations, enforceable in accordance with the terms hereof against all creditors of Borrower and any Persons purporting to purchase any Collateral from Borrower (to the extent provided in the Uniform Commercial
      Code) and are prior to all other Liens on the Collateral in existence on the date hereof except for Liens that have priority claim on the Collateral by operation of law.

            (b) Borrower will not create or suffer to be created or permit to exist any Lien, security interest or charge prior to or on a parity with the Lien and security interest of this Agreement upon the Mortgaged Property or the Collateral or any part thereof or upon the rents, issues, revenues, profits and other income therefrom other than as contemplated by or permitted under the Credit Agreement to exist, to the extent contemplated by the terms thereof. Borrower will not create or suffer to be created or permit to exist any Lien, security interest or charge junior to the Lien and security interest of this Agreement upon the Mortgaged Property or the Collateral or any part thereof or upon the rents, issues, revenues, profits and other income therefrom other than as contemplated by the Credit Agreement.

            (c) Borrower will warrant and defend the title to the Mortgaged Property and the Collateral against the claims and demands of all other Persons whomsoever and will maintain and preserve the Lien created hereby so long as any of the Obligations secured hereby remains unpaid. Should an adverse claim (other than as contemplated by this Section 3.02) be made against or a cloud develop upon the title which materially affects part of the Mortgaged Property or the Collateral, Borrower agrees it will immediately defend against such adverse claim or take appropriate action to remove such cloud at Borrower's cost and expense, and Borrower further agrees that Secured Party may (following notice to Borrower and failure of Borrower to cure (or diligently contest) such claim or cloud within thirty
      (30) days of such notice, unless sooner action is required in order to preserve the value of the collateral) take such other action as it deems advisable to protect and preserve the interests of the Secured Creditors in the Mortgaged Property and the Collateral, and in such event Borrower will indemnify Secured Party against any and all costs, reasonable attorney's fees and other expenses which Secured Party may incur in defending against any such adverse claim or taking action to remove any such cloud.

            Section 3.03   Further Assurances.

            (a) At any time and from time to time, upon the request of Secured Party or any Secured Creditor, and at the sole expense of Borrower, Borrower will promptly and duly give, execute, deliver, indorse, file or record any and all financing statements, continuation statements, amendments, notices (including, without limitation, notifications to financial institutions and any other Person), contracts, agreements, assignments, certificates, stock powers or other instruments, obtain any and all governmental approvals and consents and take or cause to be taken any and all steps or acts that may be necessary or as Secured Party or any Secured Creditor may reasonably request to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of, the Liens granted by this Agreement or to enable Secured Party or any other Secured Creditor to enforce its rights, remedies, powers and privileges under this Agreement and any other Loan Document with respect to such Liens or to otherwise obtain or preserve the full benefits of this Agreement and the rights, powers and privileges herein granted.

            (b) Without limiting the obligations of Borrower under Section 3.03(a) or under any other provision of this Agreement, upon the request of Secured Party, Borrower shall take or cause to be taken all actions (other than any actions required to be taken by Secured Party) requested by Secured Party to cause Secured Party to (i) have "control" (within the meaning of Sections 9-104, 9-105, 9-106 and 9-107 of the Uniform Commercial Code) over any Mortgaged Property or Collateral constituting Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, including, without limitation, executing and delivering any agreements, in form and substance satisfactory to Secured Party, with securities intermediaries, issuers or other Persons in order to establish "control", and Borrower shall promptly notify Secured Party of Borrower's acquisition of any such Collateral, (ii) with respect to Collateral other than Goods covered by a Document in the possession of a Person other than Borrower or Secured Party, Borrower shall obtain written acknowledgment that such Person holds possession subject to Secured Party's rights under this Agreement; and (iii) with respect to any Collateral constituting Goods that are in the possession of a bailee, Borrower shall provide prompt notice to Secured Party of any such Collateral then in the possession of such bailee, and Borrower shall take or cause to be taken all actions (other than any actions required to be taken by Secured Party) necessary or requested by Secured Party to cause Secured Party to have a perfected security interest in such Mortgaged Property or Collateral under applicable law.

            (c) This Section 3.03 and the obligations imposed on Borrower by this Section 3.03 shall be interpreted as broadly as possible in favor of Secured Party and the Secured Creditors in order to effectuate the purpose and intent of this Agreement.

            Not a Foreign Person. Borrower is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the "Code"), Sections 1445 and 7701 (i.e., Borrower is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

            Power to Create Lien and Security. Borrower has full power and lawful authority to grant, bargain, sell, assign, transfer, mortgage, and convey a security interest in all of the Mortgaged Property and the Collateral in the manner and form herein provided and without obtaining the authorization, approval, consent or waiver of any lessor, sublessor, Governmental Authority or other party or parties whomsoever.

            Revenue and Cost Bearing Interest. Borrower's ownership of the Hydrocarbon Property and the undivided interests therein as specified on any Exhibit attached hereto will, after giving full effect to all Liens allowed by the Credit Agreement, if any, afford Borrower not less than those net interests (expressed as a fraction, percentage or decimal) in the production from or which is allocated to such Hydrocarbon Property specified as Net Revenue Interest on any Exhibit attached hereto and will cause Borrower to bear not more than that portion (expressed as a fraction, percentage or decimal), specified as Working Interest on any Exhibit attached hereto, of the costs of drilling, developing and operating the units identified on any Exhibit attached hereto, except to the extent of any proportionate corresponding increase in the Net Revenue Interest.

            Rentals Paid; Leases in Effect. All rentals and royalties due and payable in accordance with the terms of any leases or subleases comprising a part of the Hydrocarbon Property have been duly paid or provided for and, to Borrower's knowledge, all leases or subleases comprising a part of the Hydrocarbon Property are in full force and effect.

            Operation of Mortgaged Property, Etc. Except with respect to those which Borrower elects to allow to expire in the ordinary course of business, Borrower will promptly pay and discharge all rentals, delay rentals, royalties and indebtedness accruing under, and perform or cause to be performed each and every act, matter or thing required by, each and all of the assignments, deeds, leases, sub-leases, contracts and agreements described or referred to herein or affecting Borrower's interests in the Mortgaged Property, and will do all other things necessary to keep unimpaired Borrower's rights with respect thereto and prevent any forfeiture thereof or default thereunder. To Borrower's knowledge, the Mortgaged Property (and any properties unitized therewith) has been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the

Hydrocarbon Property and other contracts and agreements forming a part of the Mortgaged Property, except where the failure to so maintain, operate or develop would not have a Material Adverse Effect on Borrower. Borrower will operate the Mortgaged Property in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all applicable proration and conservation laws of the jurisdiction in which such Mortgaged Property is situated, and all applicable laws, rules and regulations of every other agency and authority from time to time constituted to regulate the development and operation of such Mortgaged Property and the production and sale of Hydrocarbons therefrom. In the case of any Mortgaged Property for which Borrower is the operator, Borrower will or will cause to be done such development work as may be reasonably necessary to the prudent and economical operation of such Mortgaged Property in accordance with the most approved practices of operators in the industry, including all to be done that may be appropriate to protect from diminution the productive capacity of such Mortgaged Property and each producing well thereon including, without limitation, cleaning out and reconditioning each well from time to time, plugging and completing at a different level each such well, drilling a substitute well to conform to changed spacing regulations and to protect such Mortgaged Property against drainage whenever and as often as is necessary.

            Operation By Third Parties. All or portions of the Mortgaged Property may be comprised of interests in the Hydrocarbon Property which may be operated by a party or parties other than Borrower or its Affiliates, and with respect to all or any such interests and properties which may be operated by parties other than Borrower or its Affiliates, Borrower's covenants as expressed in this ARTICLE III are modified as follows: to the extent Borrower has Knowledge of noncompliance, Borrower shall use its commercially reasonable efforts to obtain compliance with such covenants by the working interest owners or the operator or operators of such leases or properties (to the extent required by the operating or other agreements to which they are subject).

            Abandon, Sales. Borrower will not sell, lease, assign, transfer or otherwise dispose or abandon any of the Mortgaged Property or the Collateral except as permitted by the Credit Agreement or this Agreement.

            Instruments and Chattel Paper. Borrower shall notify Secured Party promptly after the receipt of any Collateral constituting Instruments or Chattel Paper in which the amount payable thereunder equals or exceeds $100,000. At the request of Secured Party, Borrower shall deliver to Secured Party all Collateral constituting Instruments and Tangible Chattel Paper, duly endorsed in a manner satisfactory to Secured Party, to be held as collateral pursuant to this Agreement. Borrower will undertake to assure that no Collateral constituting Chattel Paper or Instruments contains, nor will it hereafter contain, any statement therein to the effect that such Collateral has been assigned to an identified party other than Secured Party, and the grant of a security interest in such Collateral in favor of Secured Party hereunder does not violate the rights of any other Person as a secured party.

            Limitations on Modifications, Waivers, Extensions of Agreements Giving Rise to Accounts. Except in the ordinary course of business, Borrower will not (a) amend, modify, terminate or waive any provision of any Chattel

Paper, Instrument or any agreement giving rise to an Account or Payment Intangible in any manner which could reasonably be expected to materially adversely affect the value of such Chattel Paper, Instrument, Payment Intangible or Account as Collateral, or (b) fail to exercise promptly and diligently each and every material right which it may have under any Chattel Paper, Instrument and each agreement giving rise to an Account or Payment Intangible (other than any right of termination). Borrower shall deliver to Secured Party a copy of each material demand, notice or document received by it relating in any way to any Chattel Paper, Instrument or any agreement giving rise to an Account or Payment Intangible.

            Insurance. In the event of any loss to any Collateral under any insurance policies required to be carried by Borrower pursuant to the Credit Agreement, Secured Party shall have the right (but not the obligation) to make proof of loss and collect the same, and all amounts so received shall be applied toward costs, charges and expenses (including reasonable attorneys' fees), if any, incurred in the collection thereof, then to the payment, in the order determined by Secured Party, in its own discretion, of the Obligations, and any balance remaining shall be subject to the order of Borrower. As and to the extent any such insurance policies cover the Collateral, Secured Party is hereby authorized but not obligated to enforce in its name or in the name of Borrower payment of any or all of said policies or settle or compromise any claim in respect thereof, and to collect and make receipts for the proceeds thereof, and Secured Party is hereby appointed Borrower's agent and attorney-in-fact to endorse any check or draft payable to Borrower in order to collect the proceeds of such insurance. In the event of foreclosure of this Agreement, or other transfer of title to the Mortgaged Property in extinguishment in whole or in part of the Obligations, all right, title and interest of Borrower in and to such policies then in force concerning the Mortgaged Property and all proceeds payable thereunder with respect to the Mortgaged Property (to the extent permitted by such policies) shall thereupon vest in the purchaser at such foreclosure or Secured Party, as the case may be, or other transferee in the event of such other transfer of title in connection with a foreclosure of the Mortgage.

            Further Identification of Collateral. Borrower will furnish to Secured Party and the Secured Creditors from time to time, at Borrower's sole cost and expense, statements and schedules further identifying and describing the Mortgaged Property and the Collateral and such other reports in connection with the Mortgaged Property and Collateral as Secured Party may reasonably request, all in reasonable detail.

            Failure to Perform. Borrower agrees that if Borrower fails to perform any act or to take any action which Borrower is required to perform or take hereunder or pay any money which Borrower is required to pay hereunder, each of Secured Party and the Secured Creditors, in Borrower's name or its or their own name may (upon prior written notice to Borrower), but shall not be obligated to perform or cause to perform such act or take such action or pay such money, and any expenses so incurred by either of them and any money so paid by either of them shall be a demand obligation owing by Borrower to Secured Party or such Secured Creditor, as the case may be, and Secured Party or any Secured Creditor, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by Borrower to each of Secured Party and the Secured Creditors pursuant to this Agreement shall bear interest from the date of such expenditure or payment or other occurrence which gives rise to such amount being owed to such Person until paid at the Post Default Rate set forth in the Credit Agreement, and all such amounts together with such interest thereon shall be a part of the Obligations described in Section 1.05.

                                   ARTICLE IV
                               Rights and Remedies

               Event of Default. An "Event of Default" under the Credit Agreement shall be an Event of Default under this Agreement.

            Section 4.02      Foreclosure by Advertisement and Sale.

            (a) If an Event of Default shall occur and be continuing, Secured Party shall become and be entitled, as of right, without regard to the adequacy of the Mortgaged Property or the Collateral as security for the Obligations hereby secured, to employ counsel to enforce payment of the Obligations secured hereby, to commence and maintain a foreclosure sale by judicial action or by a public trustee's sale to foreclose this Agreement and to sell the Mortgaged Property in accordance with the power of sale granted herein and applicable Colorado law, and exercise such other rights and remedies granted herein, in any other Loan Document or by law and equity, which rights and remedies shall be cumulative and not exclusive. Secured Party may sell the Mortgaged Property either as a whole or in separate parcels, and in such order as it may determine. The purchase price shall be payable in lawful money of the United States at the time of the sale. In exercising the power of sale contained herein, Secured Party may hold one or more sales of all or any portion of the Mortgaged Property by public announcement at the time and place of sale set forth in the notice thereof, and from time to time thereafter may postpone such sale or sales of all or any portion of the Mortgaged Property to the same or separate days by public announcement at such time fixed by the preceding postponement. Any Person, including Secured Party or any Secured Creditor, may purchase at such sale. Secured Party may credit bid at any such sale, and if Secured Party is the successful purchaser, it may apply any of the outstanding Obligations secured hereby in settlement of the purchase price. Secured Party may resort to and realize upon the security hereunder and any other real or personal property security now or hereafter held by Secured Party for the Obligations secured hereby in such order and manner as Secured Party may, in its sole discretion, determine. Any or all such security may be taken concurrently or successively and in one or several consolidated or independent judicial actions or nonjudicial proceedings, or both. Nothing contained herein shall be construed so as to limit in any way Secured Party's rights to sell the Mortgaged Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Secured Party to have physically present, or to have constructive possession of, the Mortgaged Property (Borrower hereby covenanting and agreeing to deliver to Secured Party any portion of the Mortgaged Property not actually or constructively possessed by Secured Party immediately upon demand by Secured Party) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Secured Party shall contain a special warranty of title, binding upon Borrower and its successors and assigns, (iii) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (iv) the receipt of Secured Party or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (v) to the fullest extent permitted by law, Borrower shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Borrower, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Borrower, and (vi) to the extent and under such circumstances as are permitted by law, Secured Party may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit (in lieu of a cash payment) the amount of the bid against the amount of the Obligations.

            (b) Upon the happening and during the continuance of any of the Events of Default, Secured Party is and shall be entitled to all of the rights, powers and remedies afforded a secured party by the Uniform Commercial Code with respect to the Collateral, or Secured Party may proceed as to both the real and personal property covered hereby in accordance with the rights and remedies granted under this Agreement in respect of the real property covered hereby. Without limiting the generality of the foregoing, Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Secured Party or any Secured Creditor or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, all in accordance with any requirements of applicable law. Secured Party or any Secured Creditor shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Borrower, which right or equity is hereby waived and released. If an Event of Default shall occur and be continuing, Borrower further agrees, at Secured Party's request, to assemble the Collateral and make it available to Secured Party at places which Secured Party shall reasonably select, whether at Borrower's premises or elsewhere. Upon any such sale or transfer, Secured Party shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. Secured Party shall apply the net proceeds of any action taken by it pursuant to this Section 4.02, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Secured Party and the Secured Creditors hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with the Credit Agreement, and only after such application and after the payment by Secured Party of any other amount required by any provision of law, including, without limitation,
      Section 9-615 of the Uniform Commercial Code, need Secured Party account for the surplus, if any, to Borrower. To the extent permitted by applicable law, Borrower waives all claims, damages and demands it may acquire against Secured Party or any Secured Creditor arising out of the exercise by them of any rights hereunder, other than claims, damages or demands resulting from the gross negligence or willful misconduct of Secured Party or any Secured Creditor, as the case may be. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

            (c) If an Event of Default shall occur and be continuing, in the event that Secured Party elects not to sell the Collateral, Secured Party retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. Each and every method of disposition of the Collateral described in this Agreement shall constitute disposition in a commercially reasonable manner. Secured Party may appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

            (d) If an Event of Default shall occur and be continuing, Secured Party may proceed as to the Mortgaged Property constituting Collateral in accordance with Secured Party's rights and remedies in respect to the Mortgaged Property or sell the Mortgaged Property constituting Collateral separately and without regard to the remainder of the Mortgaged Property in accordance with Secured Party's rights and remedies provided by this Agreement, the other Loan Documents, the Uniform Commercial Code, as well as other rights and remedies at law or in equity.

            (e) If an Event of Default shall occur and be continuing with respect to the environmental covenants of the Credit Agreement, if any, then Secured Party (and, to the extent necessary or appropriate, the Administrative Agent) may seek a judgment that Borrower has breached its covenants, representations, or warranties in this Agreement or any other covenants, representations, or warranties contained in the Credit Agreement that are deemed to be environmental provisions (each an "Environmental Provision"), by commencing and maintaining an action or actions in any court of competent jurisdiction, whether commenced prior to or after foreclosure of the lien of this Agreement. Secured Party or its agents, representatives, and employees may also seek an injunction to cause Borrower to abate any action being taken by Borrower in violation of any Environmental Provision and may seek the recovery of all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out-of-pocket costs or expenses of Secured Party (collectively, "Environmental Costs") incurred or advanced by Secured Party relating to the cleanup, remedy, or other response action required by any environmental law, or any environmental claim, or which Secured Party believes necessary to protect the Mortgaged Property, in each such case, which Borrower was required, but failed, to perform under applicable law or pursuant to the Loan Documents; provided, however, that Secured Party's recovery hereunder shall be limited to the relevant Environmental Costs that are attributable to Borrower's interest in the relevant Mortgaged Property to which the expenditure relates unless Borrower is the operator of such property. It will be conclusively presumed between Secured Party and Borrower that all Environmental Costs incurred or advanced by Secured Party relating to the cleanup, remedy, or other response action of or to the Mortgaged Property were made by Secured Party in good faith. All Environmental Costs incurred by Secured Party under this Section 4.02(e) (including, without limitation, court costs, reasonable consultant fees, and reasonable attorney fees, whether incurred in litigation and whether before or after judgment) will bear interest at the rate applicable to the Notes from the date of expenditure until those sums have been paid in full. Secured Party will be entitled to bid, at any trustee's or foreclosure sale of the Mortgaged Property, the amount of the costs, expenses, and interest in addition to the amount of other Indebtedness. Secured Party may waive its lien against the Mortgaged Property or any portion of it, including the improvements and the personal Mortgaged Property, to the extent that any of the Mortgaged Property is found to be environmentally impaired, and to exercise all rights and remedies of an unsecured creditor against Borrower and all of Borrower's assets and property for the recovery of any deficiency and Environmental Costs, including, but not limited to, seeking an attachment order.

            Collections on Accounts, Etc. Secured Party hereby authorizes Borrower to collect upon the Accounts, Instruments, Chattel Paper and Payment Intangibles, and Secured Party may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. Upon the request of Secured Party at any time after the occurrence and during the continuance of an Event of Default, Borrower shall notify the Account Debtors that the applicable Accounts, Chattel Paper and Payment Intangibles have been assigned to Secured Party, for its benefit and the ratable benefit of the Secured Creditors, and that payments in respect thereof shall be made directly to Secured Party. Following the occurrence of an Event of Default, Secured Party may in its own name or in the name of others communicate with the Account Debtors to verify with them to its satisfaction the existence, amount and terms of any Accounts, Chattel Paper or Payment Intangibles.

            Proceeds. If required by Secured Party at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, Instruments, Chattel Paper and Payment Intangibles, when collected or received by Borrower, and any other cash or non-cash Proceeds received by Borrower upon the sale or other disposition of any Collateral, shall be forthwith (and, in any event, within two Business Days) deposited by Borrower in the exact form received, duly indorsed by Borrower to Secured Party if required, in a special collateral account maintained by Secured Party, subject to withdrawal by Secured Party, for its benefit and the ratable benefit of the Secured Creditors, only, as hereinafter provided, and, until so turned over, shall be held by Borrower in trust for Secured Party, for its benefit and the ratable benefit of the Secured Creditors, segregated from other funds of Borrower. All Proceeds from the disposition of Collateral (including, without limitation, Proceeds constituting collections of Accounts, Chattel Paper, Instruments) while held by Secured Party (or by Borrower in trust for Secured Party, for its benefit and the ratable benefit of the Secured Creditors) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. If an Event of Default shall have occurred and be continuing, at any time at Secured Party's election, Secured Party shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as Secured Party may elect, and any part of such funds which Secured Party elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by Secured Party to Borrower or to whomsoever may be lawfully entitled to receive the same.

            Agents. Secured Party or its successor or assigns may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including, without limitation, the posting of notices and the conduct of sale, but in the name and on behalf of Secured Party or its successor or substitute, as applicable. If Secured Party or its successors or assigns shall have given notice of sale hereunder, any successor or substitute to such Person thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute conducting the sale.

            Judicial Foreclosure; Receivership. If an Event of Default shall occur and be continuing, Secured Party shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or by any foreclosure hereunder or for the sale of the Mortgaged Property or the Collateral under the judgment or decree of any court or courts of competent jurisdiction, or by the ex parte appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property or the Collateral under the order of a court or courts of competent jurisdiction or under executory or other legal process, or by the enforcement of any other appropriate legal or equitable remedy. Any money advanced by Secured Party in connection with any such receivership shall be a demand obligation (which obligation Borrower hereby expressly promises to pay) owing by Borrower to Secured Party and shall bear interest from the date of making such advance by Secured Party until paid at the post default rate set forth in the Credit Agreement. In addition, Borrower agrees that, upon the occurrence and during the continuance of an Event of Default, Secured Party shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Mortgaged Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Mortgaged Property or the solvency of any person or persons liable for the payment of the Obligations, and Borrower does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Secured Party and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Secured Party under ARTICLE II hereof. Borrower expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver. Nothing herein is to be construed to deprive Secured Party or any other Secured Creditor of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed. Any money advanced by Secured Party or any other Secured Creditor in connection with any such receivership shall be a demand obligation (which obligation Borrower hereby expressly promises to pay) owing by Borrower to Secured Party or such Secured Creditor and shall bear interest from the date of making such advancement by Secured Party or such Secured Creditor until paid, at the Post Default Rate set forth in the Credit Agreement.

            Foreclosure for Installments. If an Event of Default shall occur and be continuing, Secured Party shall also have the option to proceed with foreclosure in satisfaction of any installments of the Obligations which have not been paid when due either through the courts or by proceeding with foreclosure in satisfaction of the matured but unpaid portion of the Obligations as if under a full foreclosure, conducting the sale as herein provided as to a portion of the Mortgaged Property and without declaring the entire principal balance and accrued interest due; such sale may be made subject to the unmatured portion of the Obligations, and any such sale shall not in any manner affect the unmatured portion of the Obligations, but as to such unmatured portion of the Obligations this Agreement shall remain in full force and effect as to any Mortgaged Property that was not sold just as though no sale had been made hereunder. It is further agreed that several sales of a portion of the Mortgaged Property may be made hereunder without exhausting the right of sale for any unmatured part of the Obligations, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Obligations without exhausting the power to foreclose and sell the remainder of the Mortgaged Property for any subsequently maturing portion of the Obligations.

            Separate Sales. The Mortgaged Property may be sold in one or more parcels and to the extent permitted by applicable law in such manner and order as Secured Party, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

            Possession of Mortgaged Property and Collateral. Borrower agrees to the full extent that it lawfully may, that, in case one or more of the Events of Default shall have occurred and shall not have been remedied, then, and in every such case, Secured Party shall have the right and power to enter into and upon and take possession of all or any part of the Mortgaged Property or the Collateral in the possession of Borrower, its successors or assigns, or its agents or servants, and may exclude Borrower, its successors or assigns, and all Persons claiming under Borrower, and its agents or servants wholly or partly therefrom; and, holding the same, Secured Party may use, administer, manage, operate and control the Mortgaged Property or the Collateral and conduct the business thereof to the same extent as Borrower, its successors or assigns, might at the time do and may exercise all rights and powers of Borrower, in the name, place and stead of Borrower, or otherwise as Secured Party shall deem best. All reasonable and customary costs, expenses and liabilities incurred by Secured Party in administering, managing, operating, and controlling the Mortgaged Property or the Collateral shall constitute a demand obligation (which obligation Borrower hereby expressly promises to pay) owing by Borrower to Secured Party and shall bear interest from date of expenditure until paid at the Post Default Rate set forth in the Credit Agreement, all of which shall constitute a portion of the Obligations and shall be secured by this Agreement and all other Security Instruments.

            Remedies Cumulative, Concurrent and Nonexclusive. Each and every right, power, privilege and remedy shall be cumulative and in addition to (i) those granted to Secured Party or any Secured Creditor under this Agreement, any other Loan Document and in any other instrument or agreement securing, evidencing or relating to the Obligations, (ii) all rights, remedies, powers and privileges of a secured party under the applicable Uniform Commercial Code (whether the Uniform Commercial Code is in effect in the jurisdiction where such rights, remedies, powers or privileges are asserted) or (iii) any other applicable law or otherwise available at law or equity; each and every right, power, privilege and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by Secured Party or any Secured Creditor and the exercise, or the beginning of the exercise, or the abandonment, of any such right, power, privilege or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power, privilege or remedy. No delay or omission by Secured Party or any Secured Creditor in the exercise of any right, power, privilege or remedy shall impair any such right, power, privilege or remedy or operate as a waiver thereof or of any other right, power, privilege or remedy then or thereafter existing.

            No Release of Obligations. Neither Borrower nor any other Person hereafter obligated for payment of all or any part of the Obligations shall be relieved of such obligation by reason of (a) the failure of Secured Party to comply with any request of Borrower or any other Person so obligated to foreclose the Lien of this Agreement or to enforce any provision hereunder or under the Credit Agreement; (b) the release, regardless of consideration, of the Mortgaged Property or the Collateral or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property or the Collateral; or (c) by any other act or occurrence save and except the complete payment of the Obligations and the complete fulfillment of all obligations hereunder or under the Credit Agreement or any other Loan Document of the Obligations in accordance with their terms.

            No Impairment of Security. The Lien, security interest and other security rights of Secured Party hereunder shall not be impaired by any indulgence, moratorium or partial release granted by Secured Party including, but not limited to, any renewal, extension or modification which Secured Party or the Secured Creditors may grant with respect to any of the Obligations, or any surrender, compromise, partial release, renewal, extension, exchange or substitution which Secured Party or the Secured Creditors may grant in respect of the Mortgaged Property or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any of the Obligations.

            Release of and Resort to Collateral. Secured Party may release, regardless of consideration, any part of the Mortgaged Property or the Collateral without, as to the remainder, in any way impairing, affecting, subordinating or releasing the Lien or security interest created in or evidenced by this Agreement or its stature as a first and prior Lien and security interest in and to the Mortgaged Property and the Collateral, and without in any way releasing or diminishing the liability of any Person or entity liable for the repayment of the Obligations. For payment of the Obligations, Secured Party may resort to any other security therefor held by Secured Party in such order and manner as Secured Party may elect.

            Waiver of Redemption, Notice and Marshalling of Assets, Etc. To the fullest extent permitted by law, Borrower hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Borrower by virtue of any present or future moratorium law or other law exempting the Mortgaged Property or the Collateral from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, or extension of time for payment; (b) all notices of Secured Party's intention to accelerate maturity of the Obligations or of Secured Party's election to exercise or its actual exercise of any right, remedy or recourse provided for hereunder or under the Credit Agreement; and (c) any rights, legal and equitable, to a marshalling of assets or a sale in inverse order of alienation. Each successor and assign of Borrower, including without limitation, a holder of a Lien subordinate to the Lien created hereby (without implying that Borrower has, except as expressly provided herein, a right to grant an interest in, or a subordinate Lien on, the Mortgaged Property or the Collateral), by acceptance of its interest or Lien agrees that it shall be bound by the above waiver, as if it gave the waiver itself. The right to plead any and all statutes of limitation as a defense to any demand secured by or made pursuant to this Agreement is hereby waived to the full extent permitted by law. If any law referred to in this Agreement and now in force, of which Borrower or its successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof. Secured Party may enforce its rights hereunder without prior judicial process or judicial hearing to the extent permitted by applicable law, and to the extent permitted by law, Borrower expressly waives any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process. To the fullest extent permitted by law, Borrower waives and agrees not to assert any rights or privileges which it may acquire under the Uniform Commercial Code or any other applicable law. Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Mortgaged Property or the Collateral conducted in accordance with applicable law are insufficient to pay its Obligations and the reasonable fees and disbursements of any attorneys employed by Secured Party and any Secured Creditor to collect such deficiency. Payments to be made by Borrower under any Loan Document are to be made without defense, deduction, recoupment, set-off, or counterclaim.

            Discontinuance of Proceedings. In case Secured Party (and, to the extent necessary or appropriate, the Administrative Agent) shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Credit Agreement and shall thereafter elect to discontinue or abandon same for any reason, Secured Party (and the Administrative Agent at the direction of the Secured Party) shall have the unqualified right so to do and, in such an event, Borrower and Secured Party shall be restored to their former positions with respect to the Obligations, this Agreement, the Credit Agreement, the Mortgaged Property and the Collateral and otherwise, and the rights, remedies, recourses and powers of Secured Party shall continue as if same had never been invoked.

            Application of Proceeds. The proceeds of any sale of the Mortgaged Property or the Collateral or any part thereof and all other monies received by Secured Party in any proceedings for the enforcement hereof, whose application has not elsewhere herein been specifically provided for, shall be applied first to the payment of all reasonable expenses incurred by Secured Party incident to the enforcement of this Agreement, the Credit Agreement or any of the Obligations (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, reasonable compensation of agents, and reasonable legal fees), and to the payment of all other reasonable charges, expenses, liabilities and advances incurred or made by Secured Party under this Agreement or in executing any trust or power hereunder; and then as set forth in the Credit Agreement.

            Resignation of Operator. In addition to all rights and remedies under this Agreement, at law and in equity, if any Event of Default shall occur and be continuing and Secured Party shall exercise any remedies under this Agreement with respect to any portion of the Mortgaged Property or the Collateral (or Borrower shall transfer any Mortgaged Property or the Collateral "in lieu of" foreclosure), Secured Party shall have the right to request that any operator of any Mortgaged Property which is either Borrower or any Affiliate of Borrower resign as operator under the joint operating agreement applicable thereto, and no later than 60 days after receipt by Borrower of any such request, Borrower shall resign (or cause such other party to resign) as operator of such Mortgaged Property.

            Indemnity. IN CONNECTION WITH ANY ACTION TAKEN BY SECURED PARTY PURSUANT TO THIS AGREEMENT, SECURED PARTY, EACH ISSUING BANK, THE SECURED CREDITORS AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED PARTIES") SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY BORROWER RESULTING FROM AN ASSERTION THAT SECURED PARTY HAS RECEIVED FUNDS FROM THE PRODUCTION OF HYDROCARBONS CLAIMED BY THIRD PERSONS OR ANY ACT OR OMISSION OF ANY INDEMNIFIED PARTY IN ADMINISTERING, MANAGING, OPERATING OR CONTROLLING THE MORTGAGED PROPERTY OR THE COLLATERAL INCLUDING SUCH LOSS WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OF AN INDEMNIFIED PARTY UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF AN INDEMNIFIED PARTY, NOR SHALL SECURED PARTY AND ANY OTHER INDEMNIFIED PARTY BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY OF BORROWER. BORROWER SHALL AND DOES HEREBY AGREE TO INDEMNIFY EACH INDEMNIFIED PARTY FOR, TO DEFEND AND TO HOLD EACH INDEMNIFIED PARTY HARMLESS FROM, ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY ANY INDEMNIFIED PARTY BY REASON OF THIS AGREEMENT OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER, INCLUDING WITHOUT LIMITATION SUCH LIABILITY, LOSS OR DAMAGE AS MAY OR MIGHT ARISE OUT OF OR BE CAUSED BY THE ORDINARY NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES, UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF AN INDEMNIFIED PARTY. SHOULD SECURED PARTY MAKE ANY EXPENDITURE ON ACCOUNT OF ANY SUCH LIABILITY, LOSS OR DAMAGE, THE AMOUNT THEREOF, INCLUDING COSTS, EXPENSES AND REASONABLE OUT OF POCKET ATTORNEYS' FEES, SHALL BE A DEMAND OBLIGATION (WHICH OBLIGATION BORROWER HEREBY EXPRESSLY PROMISES TO PAY) OWING BY BORROWER TO SECURED PARTY AND SHALL BEAR INTEREST FROM THE DATE EXPENDED UNTIL PAID AT THE POST-DEFAULT RATE AS SET FORTH IN THE CREDIT

AGREEMENT, SHALL BE A PART OF THE OBLIGATIONS AND SHALL BE SECURED BY THIS AGREEMENT AND ANY OTHER SECURITY INSTRUMENT. THE LIABILITIES OF BORROWER AS SET FORTH IN THIS SECTION 4.18 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

            Secured Party Not "Secured Party-In-Possession". It is understood and agreed that neither the assignment of Hydrocarbons, products therefrom, revenues and proceeds to Secured Party pursuant to Section 2.01 nor the exercise by Secured Party of any of its rights or remedies hereunder shall be deemed to make Secured Party a "Secured Party-in-possession" or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof, nor shall appointment of a receiver for the Mortgaged Property by any court at the request of Secured Party or by agreement with Borrower or the entering into possession of the Mortgaged Property or any part thereof by such receiver be deemed to make Secured Party a "Secured Party-in-possession" or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

                                    ARTICLE V
                                Attorney-in-Fact

            Secured Party Attorney-In-Fact. Borrower hereby irrevocably constitutes and appoints Secured Party the attorney-in-fact of Borrower, and in such capacity, Secured Party, its counsel or its representative, may from time to time, execute, deliver and file with the appropriate filing officer or office such security agreements, financing statements, continuation statements, amendments, other filing or recording documents or instruments as Secured Party may request or require, in such form as Secured Party reasonably determines appropriate, in order to impose, perfect, protect, preserve the priority of, or enforce, the Liens on the Collateral.

                                   ARTICLE VI
                                  Miscellaneous

            Instrument Construed as Mortgage, Etc; Perpetuities. This Agreement may be construed as a deed of trust, mortgage, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them, as necessary fully to effectuate the Lien hereof and the purposes and agreements herein set forth. Notwithstanding anything to the contrary contained herein, if any interest in real property granted pursuant to this Agreement does not vest upon the execution and delivery of this Agreement, it shall vest, if at all, not later than 20 years after the execution and delivery of this Agreement.

            Release of Mortgage. If all Obligations secured hereby shall be paid in full in accordance with the Credit Agreement and all of the Commitments of the Lenders and all Letters of Credit under the Credit Agreement are terminated, Secured Party shall forthwith cause reconveyance, satisfaction and discharge of this Agreement to be entered upon the record and shall execute and deliver or cause to be executed and delivered such instruments of reconveyance, satisfaction and reassignment as may be appropriate. Otherwise, this Agreement shall remain and continue in full force and effect.

            Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

            Partial Releases. If any of the Mortgaged Property shall be sold, transferred or otherwise disposed of by Borrower in a transaction permitted by the Credit Agreement, then Secured Party, at the request and sole expense of Borrower, shall promptly execute and deliver to Borrower all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on the Mortgaged Property.

            Successors and Assigns of Parties. The term "Secured Party" as used herein shall mean and include Community Banks of Colorado, a division of NBH Bank, N.A., and its successors and assigns acting as Administrative Agent for the benefit of any legal owner, holder, assignee or pledgee of any of the Obligations secured hereby. The terms used to designate Secured Party and Borrower shall be deemed to include the respective heirs, legal representatives, successors and assigns of such parties.

            Satisfaction of Prior Encumbrance. To the extent that proceeds of the Credit Agreement are used to pay indebtedness secured by any outstanding Lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Secured Party at Borrower's request, and Secured Party shall be subrogated to any and all rights, security interests and Liens owned by any owner or holder of such outstanding Liens, security interests, charges or encumbrances, irrespective of whether said Liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such other indebtedness by Secured Party, Borrower hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

            Subrogation of Secured Party. This Agreement is made with full substitution and subrogation of Secured Party and its successors and assigns in and to all covenants and warranties by others heretofore given or made in respect of the Mortgaged Property or any part thereof.

            Nature of Covenants. The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

            Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by registered or certified United States mail, postage prepaid, or by personal service (including express or courier service) at the addresses specified at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery at the address and in the manner provided herein, upon receipt; provided that, service of notice as required by the laws of any state in which portions of the Mortgaged Property may be situated shall for all purposes be deemed appropriate and sufficient with the giving of such notice. Borrower requests that a copy of any notice of sale or combined notice hereunder be sent to it by express or courier service at the address of Borrower set forth below.

            Counterparts. This Agreement is being executed in several counterparts, all of which are identical, except that to facilitate recordation, if the Mortgaged Property is situated in more than one county, descriptions of only those portions of the Mortgaged Property located in the county in which a particular counterpart is recorded shall be attached as a Schedule thereto. A Schedule containing a description of all Mortgaged Property wheresoever situated will be attached to that certain counterpart to be attached to a Financing Statement and filed with the Secretary of State of Colorado in the Uniform Commercial Code Records. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

            Governing Law. INSOFAR AS PERMITTED BY OTHERWISE APPLICABLE LAW, THIS AGREEMENT AND THE OBLIGATIONS SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO (EXCLUDING CHOICE OF LAW AND CONFLICT OF LAW RULES); PROVIDED, HOWEVER, THAT, WITH RESPECT TO ANY PORTION OF THE MORTGAGED PROPERTY OR COLLATERAL LOCATED OUTSIDE OF THE STATE OF COLORADO, THE LAWS OF THE PLACE IN WHICH SUCH PROPERTY IS OR IS DEEMED TO BE LOCATED IN, OR OFFSHORE ADJACENT TO (AND STATE LAW MADE APPLICABLE AS A MATTER OF FEDERAL LAW), SHALL APPLY TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION, FORECLOSURE OF LIENS AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE MORTGAGED PROPERTY OR COLLATERAL.

            Exculpation Provisions. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT; AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

          Terms Generally; Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. . The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to the restrictions contained herein), (d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word "from" means "from and including" and the word "to" means "to and including" and (f) any reference herein to Articles, Sections and Schedules shall be construed to refer to Articles and Sections of, and Schedules to, this Agreement. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

            Recording. Borrower will cause this Agreement and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such a manner and in such places as Secured Party shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

            Application of Payments to Certain Obligations. If any part of the Obligations cannot be lawfully secured by this Agreement or if any part of the Mortgaged Property cannot be lawfully subject to the lien and security interest hereof to the full extent of the Obligations, then all payments made shall be applied on said Obligations first in discharge of that portion thereof which is not secured by this Agreement.

            Financing Statement; Fixture Filing. This Agreement shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Mortgaged Property and is to be filed or filed for record in the real estate records, Agreement records or other appropriate records of each jurisdiction where any part of the Mortgaged Property (including said fixtures) are situated. This Agreement shall also be effective as a financing statement covering As-extracted collateral, including oil and gas or the like and accounts financed at the wellhead or minehead of wells or mines located on the properties subject to the Uniform Commercial Code and is to be filed for record in the real estate records, Mortgage records or other appropriate records of each jurisdiction where any part of the Mortgaged Property is situated. Borrower hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property without the signature of Borrower at any time after the execution of this Agreement, and hereby ratifies any thereof filed prior to the execution of this Agreement. In addition, Borrower shall execute and deliver to Secured Party, upon Secured Party's request, any financing statements or amendments thereof or continuation statements thereto that Secured Party may require to perfect a security interest in said items or types of property. Borrower shall pay all costs associated with filing such instruments. In that regard, the following information is provided:

      Name of Borrower: Synergy Resources Corporation

      Mailing Address of Borrower
      & County of Residence
      (chief executive office):  20203 Highway 60
                                 Platteville, CO 80651
                                 Attention:  Edward Holloway, CEO and Director
                                 Facsimile:  970-737-1045

      Jurisdiction of incorporation
      Organizational ID #:    Colorado/ID No. 20051109690

      Name of Secured Party:  Community Banks of Colorado, as Administrative
                              Agent

      Mailing Address of
      Secured Party:    5570 DTC Parkway
                        Denver, Colorado 80111
                        Attention:  Sarah Burchett
                        Facsimile:  855-621-4007
                        Telephone:  303-892-8700

      Owner of Record of
      Mortgaged Property:   Borrower

      WITNESS THE EXECUTION HEREOF, as of the Effective Date.

                                          BORROWER:

                                          SYNERGY RESOURCES CORPORATION


                                          By:
                                             ---------------------------
                                             Frank L. Jennings,
                                             Chief Financial Officer

The name and address of Borrower is:

      Synergy Resources Corporation
      20203 Highway 60
      Platteville, CO 80651
      Phone:      970-737-1073
      Fax:  970-737-1045
      Attn:  Edward Holloway

The name and address of Secured Party is:

      Community Banks of Colorado
      as Administrative Agent
      5570 DTC Parkway
      Denver, Colorado  80111

      Phone: 303-892-8702

      Fax:   855-621-4007

      Attn:  Sarah Burchett


STATE OF COLORADO          )
                           )ss.
CITY AND COUNTY OF DENVER  )

      The foregoing instrument was acknowledged before me on December 20, 2013, by Frank L. Jennings, as Chief Financial Officer of SYNERGY RESOURCES CORPORATION, a Colorado corporation, on behalf of said corporation. Witness my hand and official seal.

                                    _____________________________
                                    Notary Public

(SEAL)......                        My  commission  expires:____________,20___

                                    Exhibit A

      1. ...Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Mortgage.

      2.....The terms "Working Interest" and "WI" as used herein with respect to a lease, shall mean the interest in and to the full and entire leasehold estate created under and by virtue of the lease described as to the described lands and formations (or as to all formations if no formation is described) and arising therefrom, insofar as said interest in said leasehold estate is burdened with the obligation to bear and pay costs of operations, without regard of any valid lessor's royalties, overriding royalties or similar burdens, and without regard to the percent of the mineral estate underlying the lands covered by the lease owned by the lessor(s) of the referenced lease.

      3. ...The terms "Net Revenue Interest" and "NRI" as used herein with respect to a lease shall mean the interest in and to applicable production of all Hydrocarbons produced, saved and sold from, under or by virtue of the lease described herein as to the described lands and formations (or as to all formations if no formation is described).

      4. ...The terms "Working Interest" and "WI" as used herein with respect to a well, unit, pool or communitized area, shall mean the interest in and to the well or the full and entire unitized, pooled or communitized area created under and by virtue of each of the described unitization, pooling, communitization or similar agreements, and all rights of every kind and character appurtenant thereto, arising therefrom insofar as the said interest in said well or unitized, pooled, communitized or other interest is burdened with the obligation to bear and pay costs of operations, without regard to any valid lessor's royalties, overriding royalties or similar burdens.

      5. ...The terms "Net Revenue Interest" and "NRI" as used herein with respect to a well, unit, pool or communitized area, shall mean the interest in and to applicable production of all Hydrocarbons produced, saved and sold from, under or by virtue of such well or such unitized, pooled or communitized area.

      7. ...The Mortgage covers all right, title and interest of Debtor (whether now owned or hereafter acquired by operation of law or otherwise) in and to the land specifically described in this Exhibit A and the land described in or covered by the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in this Exhibit A whether or not such land is specifically described in this Exhibit A; and any references to specific lands, depth limitations, horizons, formations, zones, unit designations, unit tract descriptions and descriptions of undivided leasehold interests, "Working Interest" or "WI" and "Net Revenue Interest" or "NRI" contained in this Exhibit A are for the purposes of defining the nature and extent of Debtor's warranties and shall not be deemed to limit or restrict the interests covered by the Mortgage or the liens and security interests created thereby.

      8. ...This Exhibit A consists of this Preamble and the following subparts:
Exhibit A-1 (55 pages), Exhibit A-2 (79 pages), Exhibit A-3 (1 page), Exhibit A-4 (9 pages) and Exhibit A-5 (1 page).

      9. ...To facilitate recording, only the relevant subparts of this Exhibit
A may be filed for recording as follows:

            County:                 Relevant subparts for filing:

            WELD                    Exhibits A-1, A-2, and A-4
            BOULDER                 Exhibits A-3 and A-5



                           SECOND AMENDED AND RESTATED
                          PLEDGE AND SECURITY AGREEMENT


     THIS SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (as it may be amended, restated, supplemented or modified from time to time, this "Security Agreement") is entered into as of December 20, 2013, by and among each of the undersigned identified on the signature pages hereto as Grantors (together with any other entity that may become a party hereto as provided herein, each a "Grantor, and collectively, the "Grantors"), and Community Banks of Colorado, a division of NBH Bank, N.A., in its capacity as collateral agent (the "Secured Party") for the Secured Creditors (as defined herein).

                             PRELIMINARY STATEMENTS

     A. Synergy Resources Corporation, a Colorado corporation (the "Borrower"), and Community Banks of Colorado formerly known as Bank of Choice, a division of Bank Midwest, N.A. (in its capacity as lender under the Existing Credit Agreement, the "Predecessor Lender"), previously entered into that certain Loan Agreement effective November 30, 2011, as amended by that Amendment #1 to Loan Agreement, dated as of April 23, 2012 and by that Amendment #2 to Loan Agreement, dated as of October 18, 2012 (as amended, supplemented and modified prior to the date of this Agreement, the "Predecessor Credit Agreement"), pursuant to which the Predecessor Lender made loans and other extensions of credit to Borrower.

     B. The indebtedness, obligations and liabilities of the Borrower arising under the Predecessor Credit Agreement and the other Loan Documents (solely in this instance, as defined in the Existing Credit Agreement) (the "Predecessor Obligations"), were secured by, among other things, that certain Security Agreement and Assignment of Contract Rights effective November 30, 2011 (as amended before the date of this Security Agreement, the "Predecessor Security Agreement"), by which the Borrower granted security interests in certain property to the Predecessor Lender, including the Collateral (defined below).

     C. Borrower, the Lenders (as defined in the Credit Agreement), and Community Banks of Colorado, in its capacity as administrative agent (the "Administrative Agent"), amended and restated the Predecessor Credit Agreement as of November 28, 2012 (such agreement, the "Existing Credit Agreement") which amended and restate in its entirety the Predecessor Credit Agreement to provide, among other things: the appointment of Administrative Agent as administrative agent, the refinancing of the Predecessor Credit Agreement, and for the extension of credit for general corporate purposes of the Borrower, including, without limitation, working capital and capital expenditures related to the acquisition, development and production of oil and gas properties.

     D. The Existing Credit Agreement has been amended by that First Amendment, dated as of February 12, 2012, that Second Amendment, dated as of June 28, 2013 and that Third Amendment dated as of December 20, 2013 (the "Third Amendment"; and the Existing Credit Agreement, as modified, amended, supplemented or restated from time to time, the "Credit Agreement"). The indebtedness, obligations and liabilities of Borrower arising under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) shall be referred to herein as the "Existing Obligations".

     E. Effective as of November 28, 2013, the parties hereto acknowledge and agree that (a) the Predecessor Security Agreement was amended and restated as set forth in that Amended and Restated Pledge and Security Agreement dated as of November 28, 2012 (as amended, supplemented, restated or otherwise modified from time to time, the "Existing Security Agreement"). In connection with the Existing Security Agreement, (i) the Predecessor Obligations were not satisfied or extinguished but rather were carried forward as set forth in the Credit Agreement and Notes executed pursuant thereto, (ii) the liens created and evidenced by the Predecessor Mortgage were not released, extinguished or otherwise impaired, but continued to secure the Existing Obligations with the same priority of lien and (iii) Borrower granted liens on and security interests in certain properties to the Administrative Agent, including the Collateral.

     F. Borrower, the Lenders BP Energy Company, the Administrative Agent, and Community Banks of Colorado in its capacity as collateral agent (the "Collateral Agent") for the benefit and on behalf of the Secured Parties (as defined therein) have entered into that Collateral Agency and Intercreditor Agreement, dated as of December 20, 2013 (the "Intercreditor Agreement").

     G. The Borrower and/or certain of its Subsidiaries and certain Secured Hedging Counterparties have or may enter into certain Secured Hedging Agreements (collectively, the "Secured Hedging Agreements"). The Credit Agreement, the Secured Hedging Agreements and the other Loan Documents are collectively referred to herein as the "Secured Transaction Documents").

     H. The Administrative Agent and the other Lenders have conditioned their obligations under the Secured Transaction Documents upon the execution and delivery by the Grantors of this Security Agreement, which amends and restates the Existing Security Agreement, and the Grantors have agreed to enter into this Security Agreement to secure all obligations owing to the Administrative Agent and the other Lenders under the Secured Transaction Documents.

     I. Effective as of the date hereof, the parties hereto hereby acknowledge and agree that (a) the Existing Security Agreement is being amended and restated as set forth in this Agreement, (b) the Existing Obligations are not being satisfied or extinguished but rather are being carried forward as set forth in the Credit Agreement and Notes executed pursuant thereto, and (c) the liens created and evidenced by the Existing Security Agreement shall not be released, extinguished or otherwise impaired, but shall continue to secure such carried forward indebtedness and obligations with the same priority of lien.

     J. In connection with Secured Party's appointment as collateral agent hereunder and under the Intercreditor Agreement, the Administrative Agent has agreed to assign all liens and security interests securing the payment of the Existing Obligations, including, without limitation, the Existing Security Agreement, to Secured Party for the ratable benefit of each Lender (as provided in the Credit Agreement) and the other Secured Creditors.

     K. In furtherance of the foregoing, (a) the Administrative Agent, the Secured Party and the Borrower desire to provide for the assignment of record of all right, title and interest of Predecessor Lender in, to and under the Existing Security Agreement, to the Secured Party for the ratable benefit of each Lender (as provided in the Credit Agreement) and the other Secured Creditors, and (b) the Collateral Agent and the Borrower desire to amend and restate the Existing Security Agreement to evidence and reflect the assignment of certain of the rights and obligations of Administrative Agent under the Existing Security Agreement to the Secured Party for the ratable benefit of each Lender (as provided in the Credit Agreement) and the other Secured Creditors and the inclusion of certain properties as additional Collateral to secure the payment and performance of the Obligations, including, without limitation, the obligations and indebtedness otherwise described in the Existing Security Agreement and the Credit Agreement.

     L. Each Grantor has determined that valuable benefits will be derived by it as a result of the Credit Agreement and the extension of credit made (and to be made) by the Secured Creditors thereunder.

     ACCORDINGLY, the Grantors and the Secured Party, on behalf of the Secured Creditors, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.1 Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

     1.2 Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement (including, without limitation, Accounts, Chattel Paper, Commercial Tort Claims, Commodity Accounts, Deposit Accounts, Documents, Equipment, Financial Asset, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit-Rights, Security, Securities Accounts and Supporting Obligations) are used herein as defined in the UCC.

     1.3 Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the introductory paragraph hereto and in the Preliminary Statements, the following terms shall have the following meanings:

     "Account Debtor" means a Person who is obligated on an Account.

     "Article" means a numbered article of this Security Agreement, unless another document is specifically referenced.

     "Assigned Contracts" means, collectively, all of the Grantors' rights and remedies under, and all moneys and claims for money due or to become due to any Grantor under those contracts set forth on Exhibit L hereto, and any other material contracts, and any and all amendments, supplements, extensions, and renewals thereof including all rights and claims of the Grantors now or hereafter existing: (a) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (b) for any damages arising out of or for breach or default under or in connection with any of the foregoing contracts; (c) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (d) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

     "Collateral" shall have the meaning set forth in Article II.

     "Collateral Access Agreement" means any landlord waiver or other agreement, in form and substance satisfactory to the Secured Party, between the Secured Party and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of the Borrower or any Subsidiary for any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, supplemented or otherwise modified from time to time.

     "Collateral Account" means any Deposit Account under the sole dominion and control of the Secured Party established by the Secured Party as provided in
Section 7.1.

     "Collateral Report" means any certificate, report or other document delivered by any Grantor to the Secured Party or any Lender with respect to the Collateral pursuant to this Agreement or any other Loan Document.

     "Colorado Courts" means the state courts of the State of Colorado and the United States District Court for the District of Colorado.

     "Commodity Account Control Agreement" means an agreement, in form and substance reasonably satisfactory to the Secured Party, among the Borrower or any Subsidiary a commodity intermediary holding such Borrower or Subsidiary's assets, including funds and commodity contracts, and the Secured Party with respect to collection and control of all deposits, commodity contracts and other balances held in a Commodity Account maintained by the Borrower or any Subsidiary with such commodity intermediary.

     "Control" shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

     "Control Account" means a Securities Account or Commodity Account that is the subject of an effective Securities Account Control Agreement or Commodity Account Control Agreement and that is maintained by the Borrower or any Subsidiary with a securities or commodity intermediary. "Control Account" includes all Financial Assets held in a Securities Account or a Commodity Account and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.

     "Control Agreement" means a Deposit Account Control Agreement, a Securities Account Control Agreement or a Commodities Account Control Agreement, as context may require.

     "Copyrights" means, with respect to any Person, all of such Person's right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing;
(d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

     "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     "Deposit Account Control Agreement" means an agreement, in form and substance satisfactory to the Secured Party, among the Borrower or any Subsidiary, a banking institution holding such Borrower or such Subsidiary's funds, and the Secured Party with respect to collection and control of all deposits and balances held in a Deposit Account maintained by the Borrower or such Subsidiary with such banking institution.

     "Effective Date" has the meaning assigned to such term in the Credit Agreement.

     "Event of Default" means an event described in Section 5.1.

     "Hydrocarbons" shall have the meaning set forth in the Credit Agreement.

     "Hydrocarbon Collateral" means (a) the leasehold estates created by the Leases, (b) the Wells, (c) all personal property fixtures, improvements, permits, rights-of-way and easements used or held for use in connection with the production, treatments, compression, storing, sale or disposal of Hydrocarbons or water produced from the property described or covered by the Leases; and (d) the Hydrocarbons produced or to be produced through the Wells and all contract rights, privileges, surface, reversionary or remainder interests and other interest associated with the Leases.

     "Leases" means all oil and gas leases and/or oil, gas, other liquid or gaseous hydrocarbon leases, and other mineral leases and other interests and estates specifically described on Exhibit A hereto.

     "Licenses" means, with respect to any Person, all of such Person's right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

     "Patents" means, with respect to any Person, all of such Person's right, title, and interest in and to: (a) any and all patents and patent applications;
(b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

     "Pledged Collateral" means all Instruments, Securities and other Investment Property of the Grantors that constitute Collateral hereunder, whether or not physically delivered to the Secured Party pursuant to this Security Agreement.

     "Proceeds" shall have the meaning set forth in Article 9 of the UCC and, in any event shall include, without limitation all dividends or other income from the Pledged Collateral, collections thereon or distributions or payments with respect thereto.

     "Receivables"  means  Accounts,   Chattel  Paper,   Documents,   Investment
Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

     "Section" means a numbered section of this Security Agreement, unless another document is specifically referenced.

     "Secured Creditors" means the Secured Party, the Administrative Agent, the Lenders and any Secured Hedging Counterparty.

     "Securities Account Control Agreement" means an agreement, in form and substance reasonably satisfactory to the Secured Party, among the Borrower or any Subsidiary, a securities intermediary holding such Borrower or any Subsidiary's assets, including funds and securities, or an issuer of Securities, and the Secured Party with respect to collection and control of all deposits, securities and other balances held in a Securities Account maintained by the Borrower or any Subsidiary with such securities intermediary.

     "Stock Rights" means all dividends, instruments or other distributions and any other right or property which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest.

     "Trademarks" means, with respect to any Person, all of such Person's right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

     "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of Colorado or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Secured Party's or any Lender's Lien on any Collateral.

     "Wells" means those oil and gas wells specifically described in Exhibit A hereto and the oil and/or gas wells and equipment on or relating to the property described in the Leases, including, without limitation, any wells drilled by the Borrower upon the property described in the Leases.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II
                           GRANT OF SECURITY INTEREST

     Each Grantor hereby pledges, assigns and grants to the Secured Party, on behalf of and for the ratable benefit of the Secured Creditors, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the "Collateral"), including:

                  (i) all Accounts;

                  (ii) all Chattel Paper;

                  (iii) all Copyrights, Patents and Trademarks;

                  (iv) all Documents;

                  (v) all Equipment;

                  (vi) all Fixtures;

                  (vii) all General Intangibles;

                  (viii) all Goods;

                  (ix) all Hydrocarbon Collateral;

                  (x) all Instruments;

                  (xi) all Inventory;

                  (xii) all Investment Property;

                  (xiii) all cash or cash equivalents;

                  (xiv) all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

                  (xv) all Deposit Accounts with any bank or other financial institution;

                  (xvi) all Commercial Tort Claims listed on Exhibit K hereto;

                  (xvii) all Securities Accounts;

                  (xviii) all Commodity Accounts;

                  (xix) all Assigned Contracts;

                  (xx) and all accessions to, substitutions for and replacements, Proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

     to  secure  the  prompt  and  complete   payment  and  performance  of  the
Indebtedness.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     Each Grantor represents and warrants to the Secured Creditors that:

     3.1 Title, Perfection and Priority. Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to the Secured Party the security interest in such Collateral pursuant hereto. When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit I, the Secured Party will have a fully perfected first priority security interest in that Collateral of the Grantor in which a security interest may be perfected by filing, subject only to Liens permitted under Section 4.1(e).

     3.2 Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit B.

     3.3 Principal Location. Such Grantor's mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit B; excluding locations where a Grantor is a lessee with respect to any oil and gas lease, such Grantor has no other places of business except those set forth in Exhibit B.

     3.4 Collateral Locations. All of such Grantor's locations where Collateral is located, excluding locations where a Grantor is a lessee with respect to any oil and gas lease, are listed on Exhibit B. All of said locations are owned by such Grantor except for locations (i) which are leased by the Grantor as lessee and designated in Part VIII(b) of Exhibit B and (ii) at which Inventory or other Collateral is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VIII(c) of Exhibit B.

     3.5 Deposit Accounts, Commodity Accounts and Securities Accounts. All of such Grantor's Deposit Accounts, Commodity Accounts and Securities Accounts as of the Effective Date are listed on Exhibit C.

     3.6 Exact Names. Such Grantor's name in which it has executed this Security Agreement is the exact name as it appears in such Grantor's organizational documents, as amended, as filed with such Grantor's jurisdiction of organization. Such Grantor (other than the Borrower) has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition. In the case of the Borrower, during the past five years, the Borrower has been known by or used those corporate or fictitious name identified in Part II of Exhibit B, and was a party to a merger with Synergy Resources Ltd. on December 19, 2008 in which the Borrower was the surviving entity.

     3.7 Letter-of-Credit Rights and Chattel Paper. Exhibit D lists all Letter-of-Credit Rights and Chattel Paper of such Grantor. All action by such Grantor necessary or desirable to protect and perfect the Secured Party's Lien on each item listed on Exhibit D (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has been duly taken. The Secured Party will have a fully perfected first priority security interest in the Collateral listed on Exhibit D, subject only to Liens permitted under Section 4.1(e).

     3.8 Accounts and Chattel Paper.

            (a) The names of the obligors, amounts owing, due dates and other information with respect to its Accounts and Chattel Paper are and will be correctly stated in all records of such Grantor relating thereto and in all invoices and Collateral Reports with respect thereto furnished to the Secured Party by such Grantor from time to time. As of the time when each Account or each item of Chattel Paper arises, such Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all respects what they purport to be.

            (b) With respect to its Accounts, except as specifically disclosed on the most recent Collateral Report, (i) all Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of such Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment and disclosed to the Secured Party; (iii) to such Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Grantor's books and records and any invoices, statements and Collateral Reports with respect thereto; (iv) such Grantor has not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and (v) such Grantor has no knowledge that any Account Debtor is unable generally to pay its debts as they become due.

            (c) In addition, with respect to all of its Accounts, (i) the amounts shown on all invoices, statements and Collateral Reports with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent; (ii) no payments have been or shall be made thereon except payments immediately delivered to a Deposit Account subject to a Deposit Account Control Agreement, except when such Account is held by a Lender; and (iii) to such Grantor's knowledge, all Account Debtors have the capacity to contract.

     3.9 Inventory. With respect to any Inventory of the Borrower or any Subsidiary scheduled or listed on the most recent Collateral Report, (a) such Inventory (other than Inventory in transit) is located at one of such Grantor's locations permitted in accordance with Section 4.1(g), (b) no Inventory (other than Inventory in transit) is now, or shall at any time or times hereafter be stored at any other location except as permitted by Section 4.1(g), (c) such Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to the Secured Party, for the benefit of the Secured Party and Lenders, and except for Excepted Liens, (d) except as specifically disclosed in the most recent Collateral Report, such Inventory is of good and merchantable quality, free from any defects, (e) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, and (f) the completion of manufacture, sale or other disposition of such Inventory by the Secured Party following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which such Grantor is a party or to which such property is subject.

     3.10 Intellectual Property. Such Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Exhibit E. This Security Agreement is effective to create a valid and continuing Lien and, upon filing of appropriate financing statements in the offices listed on Exhibit I and this Security Agreement (or, if applicable, such short-form intellectual property security agreements as the parties may agree upon) with the United States Copyright Office and the United States Patent and Trademark Office, fully perfected first priority security interests in favor of the Secured Party on such Grantor's Patents, Trademarks and Copyrights. Such perfected security interests are enforceable as such as against any and all creditors of and purchasers from such Grantor; and all action necessary or desirable to protect and perfect the Secured Party's Lien on such Grantor's Patents, Trademarks or Copyrights shall have been duly taken.

     3.11 Filing Requirements. As of the Effective Date, none of its Equipment is covered by any certificate of title, except for the vehicles described in
Part I of Exhibit F. None of the Collateral owned by the Grantor is of a type for which security interests or liens may be perfected by filing under any federal statute except for (a) the vehicles described in Part II of Exhibit F and (b) Patents, Trademarks and Copyrights held by such Grantor and described in Exhibit E. The legal description, county and street address of each property on which any Fixtures are located (excluding locations where a Grantor is a lessee with respect to any oil and gas lease) is set forth in Exhibit G together with the name and address of the record owner of each such property.

     3.12 No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Secured Party on behalf of the Lenders as the secured party, (b) for financing statements or security agreements entered into in connection with or pursuant to the Existing Credit Agreement and naming the Predecessor Lender as the secured party, and (c) as permitted by Section 4.1(e).

     3.13 Pledged Collateral.

            (a) Exhibit H sets forth a complete and accurate list of all Pledged Collateral owned by such Grantor. Such Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit H as being owned by it, free and clear of any Liens, except for the security interest granted to the Secured Party for the benefit of the Lenders hereunder. Such Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Secured Party representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Secured Party so that the Secured Party may take steps to perfect its security interest therein as a General Intangible,
(iii) all such Pledged Collateral held by a securities intermediary is covered by a Securities Account Control Agreement and (iv) all Pledged Collateral which represents indebtedness owed to such Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such indebtedness, is the legal, valid and binding obligation of such issuer and such issuer is not in default thereunder.

            (b) In addition, (i) none of the Pledged Collateral owned by such Grantor has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) there are existing no options, warrants, calls or commitments of any character whatsoever relating to such Pledged Collateral or which obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by such Grantor of such Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by such Grantor, or for the exercise by the Secured Party of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

            (c) Except as set forth in Exhibit H, such Grantor owns 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral owned by it and none of the Pledged Collateral which represents indebtedness owed to such Grantor is subordinated in right of payment to other indebtedness or subject to the terms of an indenture.

                                   ARTICLE IV
                                    COVENANTS

      From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, each Grantor agrees that:

     4.1 General.

            (a) Collateral Records. Such Grantor will maintain complete and accurate books and records with respect to the Collateral owned by it, and furnish to the Secured Party, with sufficient copies for each of the Lenders, such reports relating to such Collateral as the Secured Party shall from time to time request.

            (b) Authorization to File Financing Statements; Ratification. Such Grantor hereby authorizes the Secured Party to file, and if requested will deliver to the Secured Party, all financing statements and other documents and take such other actions as may from time to time be requested by the Secured Party in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor. Any financing statement filed by the Secured Party may be filed in any filing office in any UCC jurisdiction and may (i) indicate such Grantor's Collateral (1) as all assets of the Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (B) in the case of a financing statement filed as a fixture filing or indicating such Grantor's Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Such Grantor also agrees to furnish any such information to the Secured Party promptly upon request. Such Grantor also ratifies its authorization for the Secured Party to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

            (c) Further Assurances. Such Grantor will, if so requested by the Secured Party, furnish to the Secured Party, as often as the Secured Party requests, statements and schedules further identifying and describing the Collateral owned by it and such other reports and information in connection with its Collateral as the Secured Party may reasonably request, all in such detail as the Secured Party may specify. Such Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Secured Party in its Collateral and the priority thereof against any Lien not expressly permitted hereunder.

            (d) Disposition of Collateral. Such Grantor will not sell, lease or otherwise dispose of the Collateral owned by it except for dispositions specifically permitted pursuant to Credit Agreement and the other Loan Documents.

            (e) Liens. Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral owned by it except (i) the security interest created by this Security Agreement, and (ii) Excepted Liens.

            (f) Other Financing Statements. Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except as permitted by Section 4.1(e). Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Secured Party, subject to such Grantor's rights under Section 9-509(d)(2) of the UCC.

            (g) Locations. Such Grantor will not (i) maintain any Collateral owned by it at any location other than those locations listed on Exhibit B and those locations where such Grantor is a lessee with respect to any oil and gas lease, (ii) otherwise change, or add to, such locations without the Secured Party's prior written consent as required by the Credit Agreement (and if the Secured Party gives such consent, such Grantor will concurrently therewith obtain a Collateral Access Agreement for each such location to the extent required by Section 4.13), or (iii) change its principal place of business or chief executive office from the location identified on Exhibit B, other than as permitted by the Credit Agreement.

            (h) Compliance with Terms. Such Grantor will perform and comply with all obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it is bound relating to such Collateral.

      4.2   Receivables.

            (a) Certain Agreements on Receivables. Such Grantor will not make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence of an Event of Default, such Grantor may reduce the amount of Accounts arising from the sale of Inventory in accordance with its present policies and in the ordinary course of business.

            (b) Collection of Receivables. Except as otherwise provided in this Security Agreement, such Grantor will collect and enforce, at such Grantor's sole expense, all amounts due or hereafter due to such Grantor under the Receivables owned by it.

            (c) Delivery of Invoices. Such Grantor will deliver to the Secured Party immediately upon its request after the occurrence and during the continuation of an Event of Default duplicate invoices with respect to each Account owned by it bearing such language of assignment as the Secured Party shall specify.

            (d) Disclosure of Counterclaims on Receivables. If (i) any discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on any Receivable owned by such Grantor exists or if (ii) to the knowledge of such Grantor, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to any such Receivable, such Grantor will promptly disclose such fact to the Secured Party in writing in connection with the inspection by the Secured Party of any record of such Grantor relating to such Receivable and in connection with any invoice or report furnished by such Grantor to Secured Party relating to such Receivable.

            (e) Electronic Chattel Paper. Such Grantor shall take all steps necessary to grant the Secured Party Control of all electronic chattel paper of such Grantor in accordance with the UCC and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

     4.3 Inventory and Equipment.

            (a) Inventory. Such Grantor will do all things necessary to maintain, preserve, protect and keep its Inventory in good repair and working and saleable condition, except for damaged or defective goods arising in the ordinary course of such Grantor's business.

            (b) Equipment. Each Grantor represents and warrants to and agrees with the Secured Party and Lenders that all of the Equipment is and will be used or held for use in the Grantor's business. Each Grantor shall keep and maintain the Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all reasonably necessary replacements thereof. Each Grantor shall promptly inform the Secured Party of any material additions to or deletions from the Equipment. Each Grantor shall not permit any Equipment to become a fixture to real property or an accession to other personal property, unless the Secured Party has a valid, perfected, and first priority Lien in such real or personal property (or the Grantor's leasehold interest therein). Each Grantor will not, without the Secured Party's prior written consent, which consent shall not be unreasonably withheld or delayed, alter or remove any identifying symbol or number on the Equipment. Each Grantor shall not, without the prior written consent of the Secured Party, which consent shall not be unreasonably withheld or delayed, sell, lease as a lessor, or otherwise dispose of any of the Equipment, except as permitted by the Credit Agreement.

            (c) Titled Vehicles. Such Grantor will give the Secured Party notice of its acquisition of any vehicle covered by a certificate of title and upon request by the Secured Party (such request to be in the Secured Party's sole discretion), each Grantor will cause such Grantor to promptly deliver to the Secured Party originals of certificates of title, manufacturer's certificates of origin or other appropriate title documents for all new and used vehicles, trucks, tractors, and trailers owned by such Grantor, together with such executed documentation as the Secured Party may request to enable the Secured Party to note the Liens in favor of the Lenders thereon.

     4.4 Delivery of Instruments, Securities, Chattel Paper and Documents. Such Grantor will (a) deliver to the Secured Party immediately upon execution of this Security Agreement, the originals of all Chattel Paper, Securities and other Instruments, constituting Collateral owned by it (if any then exist), (b) hold in trust for the Secured Party upon receipt and immediately thereafter deliver to the Secured Party any such Chattel Paper, Securities and Instruments, constituting Collateral, (c) upon the Secured Party's request, deliver to the Secured Party (and thereafter hold in trust for the Secured Party upon receipt and immediately deliver to the Secured Party) any Document evidencing or constituting Collateral and (d) upon the Secured Party's request, deliver to the Secured Party a duly executed amendment to this Security Agreement, in the form of Exhibit J hereto (the "Amendment"), pursuant to which such Grantor will pledge such additional Collateral. Such Grantor hereby authorizes the Secured Party to attach each Amendment to this Security Agreement and agrees that all additional Collateral owned by it set forth in such Amendments shall be considered to be part of the Collateral.

     4.5 Uncertificated Pledged Collateral. Such Grantor will permit the Secured Party from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Secured Party granted pursuant to this Security Agreement. With respect to any Pledged Collateral owned by it, such Grantor will take any actions necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any such Pledged Collateral, to cause the Secured Party to have and retain Control over such Pledged Collateral.

     4.6 Pledged Collateral.

            (a) Changes in Capital Structure of Issuers. In the case of any issuer that is a direct or indirect Subsidiary of the Borrower, such Grantor will not (i) permit or suffer any issuer of an Equity Interest constituting Pledged Collateral owned by it to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Excepted Liens and sales of assets permitted pursuant to Section 4.1(d)) or merge or consolidate with any other entity, or (ii) vote any such Pledged Collateral in favor of any of the foregoing.

            (b) Issuance of Additional Securities. In the case of any issuer that is a direct or indirect Subsidiary of the Borrower, such Grantor will not permit or suffer the issuer of an Equity Interest constituting Pledged Collateral owned by it to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to such Grantor.

            (c) Registration of Pledged Collateral. Such Grantor will permit any registerable Pledged Collateral owned by it to be registered in the name of the Secured Party or its nominee at any time at the option of the Required Lenders.

            (d) Exercise of Rights in Pledged Collateral.

                  (i) Without in any way limiting the foregoing and subject to clause (ii) below, such Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Secured Party in respect of such Pledged Collateral.

                  (ii) Such Grantor will permit the Secured Party or its nominee at any time after the occurrence of an Event of Default, without notice, to exercise all voting rights or other rights relating to the Pledged Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any

      Equity Interest or Investment Property constituting such Pledged Collateral as if it were the absolute owner thereof.

                  (iii) Such Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of the Credit Agreement other than any of the following distributions and payments (collectively referred to as the "Excluded Payments"): (A) dividends and interest paid or payable other than in cash in respect of such Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of such Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of an issuer; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, such Pledged Collateral; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Security Agreement; and

                  (iv) All Excluded Payments and all other distributions in respect of any of the Pledged Collateral owned by such Grantor, whenever paid or made, shall be delivered to the Secured Party to hold as Pledged Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement). If directed by Borrower or at the discretion of the Secured Party, any cash Excluded Payments may be applied in satisfaction of the Obligations.

     4.7 Intellectual Property.

            (a) Such Grantor will use its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or benefit of the Secured Party of any License held by such Grantor and to enforce the security interests granted hereunder.

            (b) Such Grantor shall notify the Secured Party immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

            (c) In no event shall such Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Secured Party prior written notice thereof, and, upon request of the Secured Party, such Grantor shall execute and deliver any and all security agreements as the Secured Party may request to evidence the Secured

Party's first priority security interest on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

            (d) Such Grantor shall take all actions necessary or requested by the Secured Party to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of its Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor and the Secured Party shall determine that such Patent, Trademark or Copyright is not material to the conduct of such Grantor's business.

            (e) Such Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Secured Party shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright. In the event that such Grantor institutes suit because any of its Patents, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 4.8.

     4.8 Commercial Tort Claims. Such Grantor shall promptly, and in any event within two Business Days after the same is acquired by it, notify the Secured Party of any commercial tort claim (as defined in the UCC) acquired by it that could reasonably be expected to result in a judgment or settlement in such Grantor's favor and, unless the Secured Party otherwise consents, such Grantor shall enter into an amendment to this Security Agreement, in the form of Exhibit J hereto, granting to Secured Party a first priority security interest in such Commercial Tort Claim.

     4.9 Letter-of-Credit Rights. If such Grantor is or becomes the beneficiary of a letter of credit, it shall promptly, and in any event within two Business Days after becoming a beneficiary, notify the Secured Party thereof and cause the issuer and/or confirmation bank to consent to the assignment of any Letter-of-Credit Rights to the Secured Party.

     4.10 Federal, State or Municipal Claims. Such Grantor will promptly notify the Secured Party of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

     4.11 No Interference. Such Grantor agrees that it will not interfere with any right, power and remedy of the Secured Party provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Secured Party of any one or more of such rights, powers or remedies.

     4.12 Insurance. Each Grantor shall maintain insurance in accordance with the requirements of Section 8.07 of the Credit Agreement. All premiums on any such insurance shall be paid when due by such Grantor, and copies of the policies delivered to the Secured Party. If such Grantor fails to obtain any insurance as required by this Section, the Secured Party may obtain such insurance at the Borrower's expense. By purchasing such insurance, the Secured

Party shall not be deemed to have waived any Default arising from such Grantor's failure to maintain such insurance or pay any premiums therefor.

     4.13 Collateral Access Agreements. At the request of the Secured Party, such Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement, from the lessor of each leased property (other than an oil and gas lease), mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where, in any such case, any Collateral is stored or located, which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, mortgagee, bailee or consignee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to the Secured Party. Such Grantor shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location or third party warehouse where any Collateral is or may be located.

     4.14 Control Agreements. For each Deposit Account, Securities Account and Commodities Account that such Grantor at any time maintains, such Grantor will, substantially contemporaneously with the opening of such Deposit Account, Securities Account or Commodities Account, pursuant to a Control Agreement in form and substance satisfactory to the Secured Party, cause the depository bank that maintains such Deposit Account, securities intermediary that maintains such Securities Account, or commodities intermediary that maintains such Commodities Account, as applicable, to agree to comply at any time with instructions from the Secured Party to such depository bank, securities intermediary or commodities intermediary directing the disposition of funds from time to time credited to such Deposit Account, Securities Account or Commodities Account, without further consent of such Grantor, or take such other action as the Secured Party may approve in order to perfect the Secured Party's security interest in such Deposit Account, Securities Account or Commodities Account. This Section 4.14 shall not apply to Accounts that are maintained by one or more of the Grantors solely and exclusively for the purpose of holding and disbursing funds that are collected by the Grantors, but that are the property of, or represent funds held in trust for, a third party (other than a Secured Creditor).

     4.15 Change of Name or Location; Change of Fiscal Year. Such Grantor shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored (other than locations where such Grantor is a lessee with respect to any oil and gas lease), or the location of its records concerning the Collateral as set forth in the Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or
(e) change its state of incorporation or organization, in each case, unless the Secured Party shall have received at least ten Business Days prior written notice of such change and the Secured Party shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Secured Party's security interest in the Collateral, or (2) any reasonable action requested by the Secured Party in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Secured Party, on behalf of the Lenders, in any Collateral), provided that, any new location shall be in the continental U.S.

     4.16 Assigned Contracts. Such Grantor will use its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Secured Party of any Assigned Contract held by such Grantor and to enforce the security interests granted hereunder. Such Grantor shall fully perform all of its obligations under each of its Assigned Contracts, and shall enforce all of its rights and remedies thereunder, in each case, as it deems appropriate in its business judgment; provided however, that such Grantor shall not take any action or fail to take any action with respect to its Assigned Contracts which would cause the termination of an Assigned Contract. Without limiting the generality of the foregoing, such Grantor shall take all action necessary or appropriate to permit, and shall not take any action which would have any materially adverse effect upon, the full enforcement of all indemnification rights under its Assigned Contracts. Such Grantor shall notify the Secured Party and the Lenders in writing, promptly after such Grantor becomes aware thereof, of any event or fact which could give rise to a material claim by it for indemnification under any of its Assigned Contracts, and shall diligently pursue such right and report to the Secured Party on all further developments with respect thereto. Such Grantor shall deposit into a Deposit Account subject to a Deposit Account Control Agreement, all amounts received by such Grantor as indemnification or otherwise pursuant to its Assigned Contracts. If such Grantor shall fail after the Secured Party's demand to pursue diligently any right under its Assigned Contracts, or if an Event of Default then exists, the Secured Party may, and at the direction of the Required Lenders shall, directly enforce such right in its own or such Grantor's name and may enter into such settlements or other agreements with respect thereto as the Secured Party or the Required Lenders, as applicable, shall determine. In any suit, proceeding or action brought by the Secured Party for the benefit of the Lenders under any Assigned Contract for any sum owing thereunder or to enforce any provision thereof, such Grantor shall indemnify and hold the Secured Creditors harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaims, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from such Grantor to or in favor of such obligor or its successors. All such obligations of such Grantor shall be and remain enforceable only against such Grantor and shall not be enforceable against any of the Secured Creditors. Notwithstanding any provision hereof to the contrary, such Grantor shall at all times remain liable to observe and perform all of its duties and obligations under its Assigned Contracts, and any Secured Creditor's exercise of any of its rights with respect to the Collateral shall not release such Grantor from any of such duties and obligations. No Secured Creditor shall be obligated to perform or fulfill any of such Grantor's duties or obligations under its Assigned Contracts or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any property.

     4.17 Additional Grantors. Each Grantor agrees to cause each Subsidiary that becomes a party to this Security Agreement pursuant to Section 9.15 of the Credit Agreement to become a Grantor for all purposes of this Security Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

                                    ARTICLE V
                         EVENTS OF DEFAULT AND REMEDIES

     5.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

            (a) Any representation or warranty made by or on behalf of any Grantor under or in connection with this Security Agreement shall be materially false as of the date on which made.

            (b) The breach by any Grantor of any of the terms or provisions of
Article IV or Article VII.

            (c) The breach by any Grantor (other than a breach which constitutes an Event of Default under any other Section of this Article V) of any of the terms or provisions of this Security Agreement which is not remedied within ten days after such breach.

            (d) The occurrence of any "Event of Default" under, and as defined in, the Credit Agreement.

            (e) Any Equity Interest which is included within the Collateral shall at any time constitute a Security or the issuer of any such Equity Interest shall take any action to have such interests treated as a Security unless (i) all certificates or other documents constituting such Security have been delivered to the Secured Party and such Security is properly defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (ii) the Secured Party has entered into a Securities Account Control Agreement with the issuer of such Security or with a securities intermediary relating to such Security and such Security is defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.

     5.2 Remedies.

            (a) Upon the occurrence of an Event of Default, the Secured Party may (individually, on in connection with the Administrative Agent), or at the direction of the Required Lenders, shall, exercise any or all of the following rights and remedies:

                  (i) those rights and remedies provided in this Security Agreement, the Credit Agreement, the Intercreditor Agreement or any other Loan Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to the Secured Creditors prior to an Event of Default;

                  (ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank's right of setoff or bankers' lien) when a debtor is in default under a security agreement;

                  (iii) give notice of sole control or any other instruction under any Control Agreement and take any action therein with respect to such Collateral;

                  (iv) without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor's premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Secured Party may deem commercially reasonable; and

                  (v) concurrently with written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Secured Party was the outright owner thereof.

            (b) The Secured Party, on behalf of the Secured Creditors, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

            (c) The Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Secured Creditors, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.

            (d) Until the Secured Party is able to affect a sale, lease, or other disposition of Collateral, the Secured Party shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Secured Party. The Secured Party may, if it so elects, seek the ex parte appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Secured Party's remedies (for the benefit of the Secured Creditors), with respect to such appointment without prior notice or hearing as to such appointment.

            (e) Notwithstanding the foregoing, neither the Secured Party nor any Lender shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Indebtedness or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Indebtedness or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

            (f) Each Grantor recognizes that the Secured Party may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Secured Party shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so.

     5.3 Grantor's Obligations Upon Default. Upon the request of the Secured Party after the occurrence of a Default and for so long as such Default remains uncured, each Grantor will:

            (a) assemble and make available to the Secured Party the Collateral and all books and records relating thereto at any place or places specified by the Secured Party, whether at a Grantor's premises or elsewhere;

            (b) permit the Secured Party, by the Secured Party's representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy;

            (c) take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Secured Party to consummate a public sale or other disposition of the Pledged Collateral; and

            (d) at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Secured Creditors, at any time, and from time to time, promptly upon the Secured Party's request, the following reports with respect to the applicable Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

     5.4 Grant of Intellectual Property License. For the purpose of enabling the Secured Party to exercise the rights and remedies under this Article V at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to the Secured Party, for the benefit of the Secured Creditors, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any intellectual property rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Secured Party may sell any of such Grantor's Inventory directly to any person, including without limitation persons who have previously purchased the Grantor's Inventory from such Grantor and in connection with any such sale or other enforcement of the Secured Party's rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Secured Party may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

                                   ARTICLE VI
                ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

     6.1 Account Verification. On and after the occurrence of a Default and during its continuation, the Secured Party shall have the right at any time at the Grantors' expense to (a) verify the validity, amount or any other material information relating to any Accounts and (b) enforce collection of any such Accounts and to adjust, settle or compromise the amount of payment thereof, all in the same manner as the Grantors.

     6.2 Authorization for Lender to Take Certain Action.

            (a) Each Grantor irrevocably authorizes the Secured Party at any time and from time to time in the sole discretion of the Secured Party and appoints the Secured Party as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Secured Party's sole discretion to perfect and to maintain the perfection and priority of the Secured Party's security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Secured Party in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Secured Party's security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Secured Party Control over such Pledged Collateral, (v) to apply the proceeds of any Collateral received by the Secured Party to the Indebtedness as provided in Section 7.1, (vi) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (vii) to contact Account Debtors for any reason, (viii) to demand payment or enforce payment of the Receivables in the name of the Secured Party or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (ix) to sign such Grantor's name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Grantor, assignments and verifications of Receivables, (x) to exercise all of such Grantor's rights and remedies with respect to the collection of the Receivables and any other Collateral, (xi) to settle, adjust, compromise, extend or renew the Receivables, (xii) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xiii) to prepare, file and sign such Grantor's name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xiv) to prepare, file and sign such Grantor's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xv) to change the address for delivery of mail addressed to such Grantor to such address as the Secured Party may designate and to receive, open and dispose of all mail addressed to such Grantor, and (xvi) to do all other acts and things necessary to carry out this Security Agreement; and such Grantor agrees to reimburse the Secured Party on demand for any payment made or any expense incurred by the Secured Party in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement, the Credit Agreement or under any other Loan Document.

            (b) All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Secured Party, for the benefit of the Secured Creditors, under this Section 6.2 are solely to protect the Secured Party's interests in the Collateral and shall not impose any duty upon the Secured Party or any Lender to exercise any such powers. The Secured Party agrees that, except for the powers granted in Section 6.2(a)(i)-(vi) and Section 6.2(a)(xvi), it shall not exercise any power or authority granted to it unless an Event of Default has occurred and is continuing.

     6.3 Proxy. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE SECURED PARTY AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE SECURED PARTY AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED
COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF A DEFAULT.

     6.4 Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE SECURED PARTY AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE SECURED PARTY, NOR ANY LENDER, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

                                   ARTICLE VII
   COLLECTION AND APPLICATION OF RECEIVABLES AND OTHER COLLATERAL PROCEEDS

     7.1 Collection and Application of Receivables and Other Collateral Proceeds. The Secured Party hereby authorizes each Grantor to collect such Grantor's Receivables, and the Secured Party may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default (but not at any other time). If required by the Secured Party at any time after the occurrence and during the continuance of an Event of Default, any Proceeds constituting collections of such Receivables, when collected by such Grantor, (i) shall be forthwith (and, in any event, within two Business Days) be deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Secured Party if required, in a Collateral Account maintained under the sole dominion and control of the Secured Party, subject to withdrawal by the Secured Party for the account of the Secured Creditors only as provided below in this Section, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Creditors, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Receivables while held by the Collateral Account bank (or by any Grantor in trust for the benefit of the Lenders) shall continue to be collateral security for the Indebtedness of the applicable Grantor and shall not constitute payment thereof until applied as hereinafter provided. At any time when an Event of Default has occurred and is continuing, at the Secured Party's election, the Secured Party may apply all or any part of the funds on deposit in the Collateral Account established by the relevant Grantor to the payment of the Indebtedness of such Grantor then due and owing, such application to be made as set forth below in this Section. In addition to the rights of the Secured Creditors specified above with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds of Collateral received by any Grantor consisting of cash, checks and other near cash items shall be held by such Grantor in trust for the Lenders segregated from other funds of such Grantor, and shall, at the request of the Secured Party, forthwith upon receipt by such Grantor, be turned over to the Secured Party in the exact form received by such Grantor (duly endorsed by such Grantor to the Secured Party, if required). All Proceeds received by the Secured Party hereunder shall be held by the Secured Party in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Secured Party in a Collateral Account (or by such Grantor in trust for the Secured Creditors) shall continue to be held as collateral security for all the Indebtedness and shall not constitute payment thereof until applied as provided below in this Section. At any time after the occurrence and during the continuance of an Event of Default, at the Secured Party's election, the Secured Party may apply all or any part of Proceeds of any Grantor held in any Collateral Account in payment of the Indebtedness of such Grantor in such order as the Secured Party may elect in compliance with the Credit Agreement, and any part of such funds which the Secured Party elects not so to apply and deems not required as collateral security for such Indebtedness shall be paid over from time to time by the Secured Party to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Indebtedness shall have been paid in full shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

     8.1 Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the any of the Secured Creditors arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of such Secured Creditor as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against any Secured Creditor, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

     8.2 Limitation on Secured Party's and any Lender's Duty with Respect to the Collateral. The Secured Party shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Secured Party and each Secured Creditor shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Secured Party nor any Secured Creditor shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Secured Party or such Secured Creditor, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Secured Party (i) to fail to incur expenses deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of,
(iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would be commercially reasonable in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Secured Party that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.

     8.3 Compromises and Collection of Collateral. The Grantors and the Secured Party recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Secured Party may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Secured Party in its sole discretion shall determine or abandon any Receivable, and any such action by the Secured Party shall be commercially reasonable so long as the Secured Party acts in good faith based on information known to it at the time it takes any such action.

     8.4 Lender Performance of Debtor Obligations. Without having any obligation to do so, the Secured Party may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and the Grantors shall reimburse the Secured Party for any amounts paid by the Secured Party pursuant to this Section 8.4. The Grantors' obligation to reimburse the Secured Party pursuant to the preceding sentence shall be Indebtedness payable on demand.

     8.5 Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.12, 4.13, 4.14, 4.15, 4.16, 5.3,
or 8.6 or in Article VII will cause irreparable injury to the Secured Party and the Secured Creditors, that the Secured Party and Secured Creditors have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Secured Party or the Secured Creditors to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.

     8.6 Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between any Grantor and the Secured Party or other conduct of the Secured Party, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Secured Party or the Lenders unless such authorization is in writing signed by the Secured Party with the consent or at the direction of the Required Lenders.

     8.7 No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Secured Party or any Secured Creditor to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Secured Party with the concurrence or at the direction of the Lenders required under Section 12.02 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Secured Party and the Lenders until the Indebtedness have been paid in full.

     8.8 Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

     8.9 Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Indebtedness, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Indebtedness, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Indebtedness shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     8.10 Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Secured Party and the Secured Creditors and their respective successors and assigns (including all persons who become bound as a debtor to this Security

Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Secured Party. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Indebtedness or any portion thereof or interest therein shall in any manner impair the Lien granted to the Secured Party, for the benefit of the Secured Creditors, hereunder.

     8.11 Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

     8.12 Taxes and Expenses. Any Taxes (other than Excluded Taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any. The Grantors shall reimburse the Secured Party for any and all out-of-pocket expenses and internal charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Secured Party) paid or incurred by the Secured Party in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

     8.13 Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

     8.14 Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Indebtedness outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Indebtedness have been indefeasibly paid and performed in full (or with respect to any outstanding Letters of Credit, a cash deposit or supporting Letter of Credit has been delivered to the Secured Party as required by the Credit Agreement) and no commitments of the Secured Party or the Lenders which would give rise to any Indebtedness are outstanding.

     8.15 Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Grantors and the Secured Party relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Secured Party relating to the Collateral.

     8.16 CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO.

     8.17 COLLECTION OF JUDGMENT; WAIVERS.

            (a) SUBJECT TO THE PROVISIONS OF THIS AGREEMENT, EACH GRANTOR HEREBY EXPRESSLY, UNCONDITIONALLY AND IRREVOCABLY CONSENTS TO COLLECTION OF ANY

JUDGMENT, LIEN, ATTACHMENT OR ARBITRATION AWARD AGAINST THE ASSETS AND PROPERTIES OF SUCH GRANTOR.

            (b) EACH GRANTOR HEREBY (1) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (2) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; AND (3) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GRANTOR FURTHER ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS AND WAIVERS CONTAINED IN THIS SECTION 8.17 ARE MATERIAL INDUCEMENTS FOR SECURED PARTY AND THE OTHER LENDERS TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT WITHOUT SUCH WAIVERS AND AGREEMENTS SECURED PARTY AND THE OTHER LENDERS WOULD NOT HAVE ENTERED INTO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT.

     8.18 Indemnity. Each Grantor hereby agrees to indemnify the Secured Creditors, and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the any Secured Creditor is a party thereto) imposed on, incurred by or asserted against the Secured Creditors, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Secured Party or the Lenders or any Grantor, and any claim for Patent, Trademark or Copyright infringement).

     8.19 Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Security Agreement.

     8.20 Lien Absolute. All obligations of each Grantor hereunder, shall be absolute and unconditional irrespective of:

            (a) any extension, renewal, settlement, compromise, waiver or release in respect of any of the Indebtedness, by operation of law or otherwise, or any obligation of any other guarantor of any of the Indebtedness, or any default, failure or delay, willful or otherwise, in the payment or performance of the Indebtedness;

            (b) any lack of validity or enforceability relating to or against the Borrower, any Subsidiary or any other guarantor of any of the Indebtedness, for any reason related to the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Indebtedness, or any Governmental Requirements purporting to prohibit the payment by the Borrower, any Subsidiary or any other guarantor of the Indebtedness of the principal of or interest on the Indebtedness;

            (c) any modification or amendment of or supplement to the Credit Agreement or any other Loan Document;

            (d) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Indebtedness, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Indebtedness, including any increase or decrease in the rate of interest thereon;

            (e) any change in the corporate existence, structure or ownership of the Borrower, any Subsidiary or any other guarantor of any of the Indebtedness, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, any Subsidiary or any other guarantor of the Indebtedness, or any of their assets or any resulting release of discharge of any obligation of the Borrower, any Subsidiary or any other guarantor or any of the Indebtedness;

            (f) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of any Loan Document or Indebtedness;

            (g) any other setoff, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Credit Agreement, any other Loan Document, any other agreement or instrument or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of any Grantor; or

            (h) any other act or omission to act or delay of any kind by the Borrower, any Subsidiary, any other guarantor of the Indebtedness, the Secured Party, any Secured Creditor or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Grantor's obligations hereunder.

     8.21 Release. Each Grantor consents and agrees that the Secured Party may at any time, or from time to time, in its discretion:

            (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Indebtedness in accordance with the terms of the Credit Agreement; and

            (b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Secured Party in connection with all or any of the Indebtedness; all in such manner and upon such terms as the Secured Party may deem proper, and without notice to or further assent from any Grantor, it being hereby agreed that each Grantor shall be and remain bound upon this Security Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Indebtedness may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Indebtedness.

                                   ARTICLE IX
                                     NOTICES

     9.1 Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent by certified or registered mail, facsimile transmission, personal delivery or nationally established overnight courier service, and shall be deemed received (a) when received, if sent by hand or overnight courier service, or mailed by certified or registered mail notices or
(b) when sent, if sent by facsimile transmission (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Grantors at the notice address set forth on Exhibit B, and to the Secured Party (in care of the Administrative Agent) and the Lenders at the addresses set forth in accordance with Section 12.01 of the Credit Agreement.

     9.2 Change in Address for Notices. Each of the Grantors, the Secured Party and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties.

                                    ARTICLE X
                                THE SECURED PARTY

     Community Banks of Colorado, a division of NBH Bank, N.A., has been appointed Secured Party for the Secured Creditors hereunder pursuant to the Intercreditor Agreement and the Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Secured Party hereunder is subject to the terms of the delegation of authority made by the Secured Creditors to the Secured Party pursuant to the Intercreditor Agreement and the Credit Agreement, and that the Secured Party has agreed to act (and any successor Secured Party shall act) as such hereunder only on the express conditions contained in such Intercreditor Agreement and the Credit Agreement. Any successor Secured Party appointed pursuant to the Intercreditor Agreement and the Credit Agreement shall be entitled to all the rights, interests and benefits of the Secured Party hereunder.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Grantors and the Secured Party have executed this Security Agreement as of the date first above written.


                                    GRANTORS:


                                    SYNERGY RESOURCES CORPORATION


                                    By:
                                          --------------------------------------
                                    Name: Frank L. Jennings
                                    Title:  Chief Financial Officer


                                    SECURED PARTY:

                                    COMMUNITY BANKS OF COLORADO,
                                    as Secured Party



                                    By:-----------------------------------------
                                    Name:  Sarah Burchett
                                    Title:______________________Vice President

                                    EXHIBIT A

                                  See Attached.

                                    EXHIBIT B

     (See Sections 3.2, 3.3, 3.4, 3.9, 4.1 and 9.1 of Security Agreement)


                         NOTICE ADDRESS FOR ALL GRANTORS

Synergy Resources Corporation
20203 Highway 60
Platteville, CO 80651
Attention: Edward Holloway, CEO and Director
Telephone:  (970) 737-1073
Facsimile:  (970) 737-1045

    INFORMATION AND COLLATERAL LOCATIONS OF SYNERGY RESOURCES CORPORATION
I.    Name of Grantor: Synergy Resources Corporation

II.   Previous Names of Grantor: Blue Star Energy, Inc. and Brishlin Resources,
      Inc.

III.  State of Incorporation or Organization: Colorado

IV.   Type of Entity: corporation

V.    Organizational Number assigned by State of Incorporation or Organization:
      20051109690

VI.   Federal Identification Number: 20-2835920

VII. Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

      Synergy Resources Corporation
      20203 Highway 60
      Platteville, CO 80651
      Attention: Edward Holloway, CEO and Director

VIII. Locations of Collateral:

     (a) Properties Owned by the Grantor:

None other than those referenced on Exhibit A.

     (b) Properties Leased by the Grantor (other than locations where a Grantor is a lessee with respect to any oil and gas lease) (Include Landlord's Name):

      20203 Highway 60
      Platteville, CO 80651
      Landlord: HS Land & Cattle, LLC

     (c)  Public   Warehouses  or  other  Locations   pursuant  to  Bailment  or
Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

                                    EXHIBIT C

                       (See Section 3.5 of Security Agreement)

                                DEPOSIT ACCOUNTS


----------------------------------------------------------------------------
 Name of Grantor   Name of Institution  Account Number    Description of
                                                              Account
----------------------------------------------------------------------------
Synergy           Community Banks of     9690407          Demand Deposit
Resources         Colorado                                Account
Corporation

Synergy           Community Banks of     9707395          Demand Deposit
Resources         Colorado                                Account
Corporation

Synergy           Community Banks of     9707408          Demand Deposit
Resources         Colorado                                Account
Corporation

Synergy           Community Banks of     22609000070      Repurchase Savings
Resources         Colorado                                Account
Corporation

Synergy           Community Banks of     22609000089      Repurchase Savings
Resources         Colorado                                Account
Corporation


                               COMMODITY ACCOUNTS


 Name of Grantor   Name of Institution  Account Number    Description of
                                                              Account
----------------------------------------------------------------------------
    N/A                  N/A                 N/A               N/A





                               SECURITIES ACCOUNTS

----------------------------------------------------------------------------
 Name of Grantor   Name of Institution  Account Number    Description of
                                                             Account
----------------------------------------------------------------------------

    N/A                  N/A                N/A               N/A

                                    EXHIBIT D

                       (See Section 3.7 of Security Agreement)

                             LETTER OF CREDIT RIGHTS

None.






                                  CHATTEL PAPER

None.

                                    EXHIBIT E

                  (See Section 3.10 and 3.11 of Security Agreement)

                          INTELLECTUAL PROPERTY RIGHTS
                                     PATENTS


Name of Grantor    Patent Description    Patent Number        Issue Date
---------------------------------------------------------------------------

   N/A                  N/A                 N/A                  N/A

---------------------------------------------------------------------------

                              PATENT APPLICATIONS


Name of Grantor    Patent Application   Application Filing   Application Serial
                                            Date                 Number
-------------------------------------------------------------------------------

N/A                    N/A                  N/A                  N/A

-------------------------------------------------------------------------------

                                   TRADEMARKS


Name of Grantor     Trademark        Registration Date    Registration Number
-----------------------------------------------------------------------------

N/A                   N/A                  N/A                  N/A
-----------------------------------------------------------------------------

                             TRADEMARK APPLICATIONS


Name of Grantor     Trademark       Application Filing   Application Serial
                   Application          Date                   Number
---------------------------------------------------------------------------

N/A                    N/A              N/A                      N/A
---------------------------------------------------------------------------

                                   COPYRIGHTS


Name of Grantor     Copyright         Registration Date    Registration Number

------------------------------------------------------------------------------
N/A                    N/A                  N/A                  N/A
------------------------------------------------------------------------------

                             COPYRIGHT APPLICATIONS


Name of Grantor     Copyright     Application Filing     Application Serial
                   Application         Date                     Number
---------------------------------------------------------------------------
N/A                    N/A             N/A                     N/A
---------------------------------------------------------------------------


                         INTELLECTUAL PROPERTY LICENSES

Name of Grantor   Name of Agreement    Date of Agreement    Parties to Agreement
---------------   -----------------    -----------------    --------------------

N/A                    N/A                  N/A                    N/A

                                    EXHIBIT F

                    (See Section 3.11 of Security Agreement)

                                 TITLE DOCUMENTS

I. Vehicles subject to certificates of title:

Name of Grantor      Description          Title Number        State Where Issued

Synergy Resources   2011 Ford F-150       1FTEX1EM9BFB46741       Colorado
Corporation

Synergy Resources   2010 Dodge Ram 2500   3D7UT2CL4AG126164       Colorado
Corporation

Synergy Resources   2010 Ford F-150       1FTFW1EV0AKE70862       Colorado
Corporation

Synergy Resources   2010 Ford F-150       1FTFW1EVXAKC54601       Colorado
Corporation


II. Aircraft/engines/parts, ships, railcars and other vehicles governed by federal statute:


Name of Grantor               Description                 Registration Number

N/A                           N/A                         N/A

                                    EXHIBIT G

                    (See Section 3.11 of Security Agreement)

                                    FIXTURES


I. Legal description, county and street address of property on which Fixtures are located, other than locations where a Grantor is a lessee with respect to any oil and gas lease (by Grantor):

None other than those covered by Exhibit A to this Agreement.


II. Name and Address of Record Owner:

None other than those covered by Exhibit A to this Agreement.

                                    EXHIBIT H

 (See Section 3.13 of Security Agreement and Definition of "Pledged Collateral")

      LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY


                                       STOCKS

                                                                     Precenatge
                                                                         of
Name of                       Certificate   Number of    Class of    Outstanding
Grantor         Issuer        Number(s)     Shares       Stock          Shares
-------         ------        -----------   ---------    --------    -----------

N/A             N/A           N/A           N/A           N/A           N/A
--------------------------------------------------------------------------------


                                        BONDS


Name of Grantor Issuer        Number        Face Amount   Coupon Rate   Maturity
--------------------------------------------------------------------------------
N/A             N/A           N/A           N/A           N/A           N/A
--------------------------------------------------------------------------------


                              GOVERNMENT SECURITIES

Name of     Issuer      Number      Type     Face Amount  Coupon Rate   Maturity
Grantor

--------------------------------------------------------------------------------
N/A          N/A         N/A        N/A         N/A          N/A         N/A
--------------------------------------------------------------------------------


                    OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
                          (CERTIFICATED AND UNCERTIFICATED)

Name of Grantor        Issuer           Description of       Percentage
---------------        ------            Collateral        Ownership Interest
                                         ----------        ------------------
N/A                    N/A                  N/A                  N/A

                                    EXHIBIT I

                (See Section 3.1 and 3.10 of Security Agreement)

              OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED

      1. Clerk and Recorder for Weld County, Colorado

      2. Clerk and Recorder for Boulder County, Colorado

      3. Colorado Secretary of State

                                    EXHIBIT J

                 (See Section 4.4 and 4.8 of Security Agreement)

                                    AMENDMENT



This Amendment, dated ________________, ___ is delivered pursuant to Section 4.4 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Amended and Restated Pledge and Security Agreement, dated as of November 28, 2012, between the undersigned, as the Grantors, and Community Banks of Colorado, a division of NBH Bank, N.A, as the Secured Party, (the "Security Agreement") and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Indebtedness referred to in said Security Agreement.


                                    By:
                                          -------------------------------
                                    Name:
                                          -------------------------------
                                    Title:
                                          -------------------------------

                             SCHEDULE I TO AMENDMENT

                                       STOCKS


                                                                     Percentage
                                                                        of
Name of                       Certificate   Number of    Class of    Outstanding
Grantor         Issuer        Number(s)     Shares       Stock         Shares
-------         ------        -----------   ---------    --------    -----------




                                        BONDS

Name of       Issuer     Number     Face Amount     Coupon Rate      Maturity
Grantor




                              GOVERNMENT SECURITIES

Name of       Issuer     Number    Type    Face Amount  Coupon Rate   Maturity
Grantor




                    OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
                          (CERTIFICATED AND UNCERTIFICATED)

                                         Description of       Percentage
Name of Grantor        Issuer            Collateral           Ownership Interest
---------------        ------            ---------------      ------------------




     [Add description of custody accounts or arrangements with securities intermediary, if applicable]

                             COMMERCIAL TORT CLAIMS

                                                             Case Number; Name
                                                             of Court where case
Name of Grantor        Description of Claim Parties               was Filed

                                    EXHIBIT K


                             COMMERCIAL TORT CLAIMS


                                                             Case Number; Name
                                                             of Court where case
Name of Grantor    Description of Claim      Parties               was Filed
---------------    --------------------      -------         -------------------
     N/A                  N/A                  N/A                  N/A

                                    EXHIBIT L

                        (See "Assigned Contracts" Definition)


Suncor Energy (USA) Marketing Inc. - Crude Oil Purchaser

DCP Midstream, LP - Gas Purchaser

Kerr McGee Gathering LLC - Gas Purchaser

FEI-Energy Fund LLC - Joint Operating Agreement

Sundance Energy, Inc. - Joint Operating Agreement

Texas T LLC - Joint Operating Agreement

Ash Creek Ventures LLC - Joint Operating Agreement

                                                                      Annex 1 to
                                                   Pledge and Security Agreement


     ASSUMPTION  AGREEMENT,  dated as of  __________________________,  20___, by
______________________________,    a   ____________________   (the   "Additional
Grantor"), in favor of COMMUNITY BANKS OF COLORADO, A DIVISION OF NBH BANK, N.A., as Secured Party (in such capacity, the "Secured Party") for the Secured Creditors. All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement (as defined below).

                             PRELIMINARY STATEMENTS

     A. SYNERGY RESOURCES CORPORATION, a Colorado corporation (the "Borrower"), the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of November 28, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

     B. In connection with the Credit Agreement, the Borrower and/or certain other Credit Parties have entered into (i) the Pledge and Security Agreement, dated as of November 28, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") and (ii) the Guaranty Agreement, dated as of November 28, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), in favor of the Secured Party for the benefit of the Lenders.

     C. Pursuant to Section 9.15 of the Credit Agreement, the Administrative Agent requires the Additional Grantor to become a party to the Security Agreement and the Guaranty.

     D. The Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement and the Guaranty.

     ACCORDINGLY, IT IS AGREED:

     Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 4.17 of the Security Agreement, hereby becomes a party to the Security Agreement as a "Grantor" thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the appropriate Exhibits to the Security Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article III of the Security Agreement is, as to itself, true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

     Guaranty. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 27 of the Guaranty, hereby becomes a party to the Guaranty as a "Guarantor" thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in
Section 10 of the Guaranty is, as to itself, true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

     GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO.

      IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                    [ADDITIONAL GRANTOR]


                                      ---------------------------------------,
                                    a
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                                      By:
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                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------